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Product Summary

iPath® GEMS Asia 8 ETN

The iPath® GEMS Asia 8 ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified Asian markets through short-term, liquid and diversified instruments. The Index constituent currencies are the Indonesian rupiah, the Indian rupee, the Philippine peso, the South Korean won, the Thai baht, the Malaysian ringgit, the Taiwanese dollar and the Chinese yuan. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below. .

Details | Chart | Returns | Correlations | ETN Coupon | Index Composition

Summary	
Primary Exchange	NYSE Arca
ETN Ticker	AYT
Intraday Indicative Value Ticker	AYT.IV[1]
Bloomberg ETN Keystroke	AYT<EQUITY><GO>
Bloomberg Index Ticker	BXIIGMA8
Investor Fee Rate	0.89% per annum[2]
CUSIP	06738G878
ISIN	US06738G8785
Inception Date	02 April 2008
Maturity	08 April 2038

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value: $44.12

ETNs outstanding: 78,625

Market Capitalization[3]: $3,468,935

Documentation

Prospectus

Factsheet

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is 0.89% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or redemption, the investor fee will be equal to (1) the Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day (or the ex-coupon indicative value if such day was an index roll date) *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding index business day.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on NYSE Arca, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Emerging Markets Strategy (GEMS) Index™", "Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index™" and "Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Spot Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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© Barclays Bank PLC 2014

USA , Retail Investor , English ,

._ i Path· ., sARCLAYs

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tt Product Listing iPath GEMS Asia 8 ETN

Quick links Search Enter CUSIP;Ticker/Underlyer ~

Product Summary

iPath® GEMS Asia 8 ETN

The iPath”‘ GEMS Asia 8 ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index’” (the “Index”), The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly Qr indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified Asian markets through short-term, liquid and diversified instruments. The Index constituent currencies are the Indonesian rupiah, the Indian rupee, the Philippine peso, the South Korean won, the Thai baht, the Malaysian ringgit, the Taiwanese dollar and the Chinese yuan. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Details Returns Correlations ETN Coupon Index Composition

ETN and Index Historical Performance

IS

I 0

-I 0

-Is

-20

Apr-08 Apr-09 May-1 0 jun-11 Jul-12 Aug-13 Dec-14

—iPath” GEMS Asia 8 ETN—Barclays Global Emerging Markets Strategy (GEMS) Asia 8 IndexTM

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was April 2, 2008 to the previous days closing price,

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be v1or1:h more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section . Specific Terms of the ETNs in the prospectus relating to the ETNs,

Index Returns

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index .

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for a II investors_ Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk Factors” in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party, Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on NYSE Arca, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Emerging Markets Strategy (GEMS) Index™", "Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index™" and "Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Spot Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

USA , Retail Investor , English ,

._ iPath· ., sARCLAYs

Products Product Suite s About iPath ETNs About Us

tt Product Listing iPath GEMS Asia 8 ETN

Quick links Search Enter CUSIP;Ticker/Underlyer ~

Product Summary

iPath® GEMS Asia 8 ETN

The iPath”‘ GEMS Asia 8 ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index’” (the “Index”), The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to s:atisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified Asian markets through short-term, liquid and diversified instruments. The Index constituent currencies are the Indonesian rupiah, the Indian rupee, the Philippine peso, the South Korean won, the Thai baht, the Malaysian ringgit, the Taiwanese dollar and the Chinese yuan. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Details Chart Correlations ETN Coupon Index Composition

Index and ETN Returns (as of 10/31/201 4)

I1 mo 13mo 16mo IYTD I1 yr 13yrs ISrnce ETN Inception

Barclays Global Emerging Markets strategy (GEMS) Asia 8 Indexn” 0.09% -1.88% -1.05% 1.25% -1.15% -0.32% 0.63%

ETN Closing Indicative Note Value Return -0.14% -2.37% -1.81% -0.49% -3.32% -2.70% -1.63%

ETN Market Price Returns (as of 10/31 / 20 14 )

I1 mo 13mo 16mo IYTD I1 yr 13yrs ISrnce ETN Inception

iPathlllGEMS Asia 8 ETN 0.47% -1.09% -1.76% -0.51% -2.58% -2.69% -1.64%

Source: B3rcl3ys, subject to ch3nge.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.

PAST PERFORMANCE IS NOT INDICATIYE OF FUTURE RESULTS.

Index Returns

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section “Specific Terms of the ETNs” in the prospectus relating to the ETNs.

ETN Market Price Returns

ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs,

In the event that there is an absence of a bid/ ask value at 4PM on the relevant month end, N/ A \Viii be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for a II investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk factors” in the applicable product prospectus-

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party, Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as tlley come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on NYSE Arca, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Emerging Markets Strategy (GEMS) Index™", "Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index™" and "Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Spot Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products
- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites
- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs
- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us
- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

USA , Retail Investor , English ,

._ i Path· ., sARCLAYs

Products Product Suite s About iPath ETNs About Us

tt Product Listing iPath GEMS Asia 8 ETN

Quick links Search Enter CUSIP;Ticker/Underlyer ~

Product Summary

iPath® GEMS Asia 8 ETN

The iPath”‘ GEMS Asia 8 ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index’” (the “Index”), The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to s:atisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified Asian markets through short-term, liquid and diversified instruments. The Index constituent currencies are the Indonesian rupiah, the Indian rupee, the Philippine peso, the South Korean won, the Thai baht, the Malaysian ringgit, the Taiwanese dollar and the Chinese yuan. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Details Chart Returns ETN Coupon Index Composition

Correlations (as of 10/3 1/ 2014)

Index ICorrelations·

Barclays Global Emerging Markets Strategy (GEMS) Asia 81ndexTil 1.00

MSCI Emerging Markets Net Total Return Index 0.88

MSCI EAFEill Net Total Return Index 0.78

S&P SOOill Total Return Index 066

Bloomberg Commodity Index Total Return~u 0.64

Barclays US Aggregate Bond Index 0.21

SoiJrces: Bloomberg Fin.u1ce LP., Barclays, MSCI Inc., S&P Dow Jones Indices LLC. Correlations are calciJiated on a monthly basis over aS-year period from the “as of’’ date referenced above.

“ Correlation is a term used to describe the statistical relationship between two or more quantities or variables. Perfectly correlated assets will have a correlation coefficient of one, while the correlation coefficient will be zero when returns on two assets are completely independent.

In dew correlations are for illustrative purposes only and do not represent actual ETN perlormance. PAST PERFORMANCE IS NOT INDICATIVE FOR FUTURE RESUlTS.

The S&P 500 ~::Index is intended to provide an indication of the pattern of stock price movement in the U.S. equities market. The Bloomberg Commodity Index Total Return5

1.1 reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada The MSCI Emerging Markets Index5 captures large and mid cap representation across 21 Emerging Markets countries.

M

The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the ETNs ) involves risks, including possible loss of principal, and may not be suitable for a II investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but IJie urge you to read the more detailed ewplanation of risks described under . Risk Factors . in the applicable product prospectus.

You May lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party, Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Bardays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Ewchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging /“iarket Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on NYSE Arca, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Emerging Markets Strategy (GEMS) Index™", "Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index™" and "Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Spot Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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tt Product Listing iPath GEMS Asia 8 ETN

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Product Summary

iPath® GEMS Asia 8 ETN

The iPath”‘ GEMS Asia 8 ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index’” (the “Index”), The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to s:atisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified Asian markets through short-term, liquid and diversified instruments. The Index constituent currencies are the Indonesian rupiah, the Indian rupee, the Philippine peso, the South Korean won, the Thai baht, the Malaysian ringgit, the Taiwanese dollar and the Chinese yuan. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Details Chart Returns Correlations

iPath USA Retail Investor English BARCLAYS Products Product suites About ipath ETNs About us

Index Composition

ETN Coupon

On each coupon payment date prior to maturity or early redemption, you will receive an interest payment to reflect the implied interest earned, net of fees, on you.- ETNs from and excluding the index roll date for the immediately preceding month to and including the index roll date for the current month. The amount of the interest payment on any coupon payment date will equal (1) the ex coupon indicative value on the index roll date for the immediately preceding month times (2) the difference between (a) the monthly IV return and (b) the monthly spot return. For the purpose of calculating the first interest payment, the index roll date for the immediately preceding month shall be deemed to be the inception date, and the ex coupon indicative value on such date shall be deemed to be equal to the closing indicative value. There is no guarantee that the ETNs will pay coupon.

The “ex coupon indicative value” on any index roll date will equal (1) the closing indicative value on such date minus (2) the amount of the interest payment per ETN that will be paid on the coupon payment date immediately following such date.

An “index roll date” is the 15th day of each month, beginning on February 15, 2008 and ending on January 15, 2038, or, if any such day is not a business day in all of the relevant cities (which cities are listed under “The Index- Composition of the Index”‘ in this pricing supplement), or the Trans-European Automated Real-Time Gross Settlement Express Transfer System (“TARGET”‘) is not open on such day, the next following day that is a business day in all of the relevant cities and on which TARGET is open, in each case as determined by the index sponsor.

The “coupon payment date” for each month will be the third business day following the coupon ex date for such month. In the event that an interest payment is deferred beyond the stated coupon payment date, penalty interest will not accrue or be payable with respect to that deferred payment.

The “coupon ex date” for each month will be the business day immediately following the index roll date for such month.

The “monthly IV return” is the quotient of (i) the closing indicative value on the index roll date for the current month divided by (ii) the ex coupon indicative value on the index roll date for the immediately preceding month, The “monthly spot return” is the quotient of (i) the level of the Spot Index on the index roll date for the current month divided by (ii) the level of the Spot Index on the index roll date for the immediately preceding month. In no event, however, will the interest payment on any coupon payment date be less than zero.

Index Roll Date ICoupon Ex-Date ICoupon Payment Date ICoupon Amount

15	Feb 2013 19Feb2013 22 Feb 2013 0.0591
19	Mar 2013 20Mar 2013 25 Mar 2013 0.068

17Apr2013 18Apr2013 23 Apr 2013 0.0958

15	May 2013 16 May 2013 21 May 2013 0.0713

18Jun2013 19 Jun 2013 24 Jun 2013 0.0841

15Jul2013 16Jul2013 19 Jul2013 0.117

16	Aug 2013 19 Aug 2013 22 Aug 2013 0.16
17	Sep 2013 18 Sep 2013 23 Sep 2013 0.1245
21	Oct 2013 220ct2013 25 Oct 2013 0.0764
19	Nov 2013 20 Nov 2013 25 Nov 2013 0.052
17	Dec 2013 18 Dec 2013 23 Dec 2013 0.1029

15Jan2014 16 Jan 2014 22 Jan 2014 00922

18	Feb 2014 19Feb2014 24 Feb 2014 0.1066
18	Mar 2014 19Mar2014 24 Mar 2014 0.0597

SOIJrCe: Barelays, SIJbjectto change.

Coupon payments are calculated and paid in accordance with the terms described in the relevant product prospectus. Past performance is not indicative of future results.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on NYSE Arca, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Emerging Markets Strategy (GEMS) Index™", "Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index™" and "Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Spot Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

Products Product Suites About iPath ETNs About Us

Product Listing iPath® GEMS Asia 8 ETN

Quick links ▾ Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® GEMS Asia 8 ETN

The iPath® GEMS Asia 8 ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index℠ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified Asian markets through short-term, liquid and diversified instruments. The Index constituent currencies are the Indonesian rupiah, the Indian rupee, the Philippine peso, the South Korean won, the Thai baht, the Malaysian ringgit, the Taiwanese dollar and the Chinese yuan. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below. .

Details | Chart | Returns | Correlations | ETN Coupon | Index Composition

Index Composition (as of 11/07/2014)

Index Components	Weightings %
Chinese Yuan Renminbi	12.78%
Indian Rupee	12.73%
Thai Baht	12.62%
New Taiwan Dollar	12.59%
Indonesian Rupiah	12.55%
Philippine Peso	12.42%
Malaysian Ringgit	12.24%
Won - Republic of Korea (South)	12.08%

Source: Barclays, subject to change.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on NYSE Arca, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain TaK Tr-eatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Bar-clays Bank PLC has filed a r-egistr-ation statement (including a prospectus) 1.11ith the SEC for- the offer-ing to 1.11hich this communication r-elates. Befor-e you in.,est, you should r-ead the pr-ospectus and other- documents Bar-clays Bank PLC has filed with the SEC for- mor-e complete infor-mation about the issuer- and this offer-ing. You may get these documents for- fr-ee by ““isiting 1111.11w. iPathETN.com or- EDGAR on the SEC website at 1111.11w. sec.go””. Alter-nati.,ely, Bar-clays Bank PLC will ar-r-ange for- Bar-clays Capital Inc. to send you the pr-ospectus if you r-equest it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments1 LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

“Barclays Global Emerging Markets Strategy (GEMS) Index””, “Barclays Global Emerging Markets Strategy (GEMS) Asia 8 IndexH1 and “Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Spot

“

Index”” are trademarks of Barclays Bank PLC.

1	1

property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

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© 2014 Barclays Bank PLC. All rights reserved. iPath iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks servicemarks or registered trademarks are the

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Product Listing > iPath® EUR/USD Exchange Rate ETN

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Product Summary

iPath® EUR/USD Exchange Rate ETN

Description

The iPath® EUR/USD Exchange Rate ETN is designed to provide investors with exposure to the euro/U.S. dollar exchange rate (the "EUR/USD exchange rate" or the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The EUR/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the euro and the U.S. dollar. When the euro appreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the ETNs) increases; when the euro depreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the ETNs) decreases. The EUR/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one euro in the interbank market for settlement in two days. Owning the ETNs is not the same as owning euro and will not reflect the return you would realize if you actually purchased euros and converted them into U.S. dollars. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations

Summary	
Primary Exchange	NYSE Arca
ETN Ticker	ERO
Intraday Indicative Value Ticker	ERO.IV[1]
Bloomberg ETN Keystroke	ERO<EQUITY><GO>
Bloomberg Index Ticker	EURUSD WMCO
Investor Fee Rate	0.40% per annum[2]
Deposit Rate	EONIA minus 0.25%[4]
CUSIP	06739F184
ISIN	GB00B1WPBD95
Inception Date	08 May 2007
Maturity	14 May 2037

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value
$47.12

ETNs outstanding
60,845

Market Capitalization[3]
$2,867,016

Documentation

Prospectus

Factsheet

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.40% per year. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee will equal to (1) the Investor Fee Rate *times* (2) the principal amount of your ETNs *times* (3) the applicable index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) *divided by* (4) 365. The index factor on any given day will be equal to the currency component on that day *times* the accumulation component on that day.
   The accumulation component on the inception date was set equal to one. On each subsequent business day until maturity or early redemption the accumulation component will equal (1) the accumulation component on the immediately preceding business day times (2) the sum of one plus the product of the deposit rate times the relevant daycount fraction.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
4. **Deposit Rate.** For the iPath® EUR/USD Exchange Rate ETN, the Deposit Rate on any given day will be equal to the European Overnight Index Average, as reported on Reuters page EONIA or any successor page on the immediately preceding business day (the "EONIA"), *minus* 0.25%. The Deposit Rate is intended to represent the actual rate that would be paid by a bank on an overnight deposit of euros.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Single Currency Exchange Risk: An investment in ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs,

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) OJiith the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

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Pm ductL,ist1ng [Path~ EUR/U50 E~change Rate ETI’J

Product Summary

iPath® EUR/USD Exchange Rate ETN

Description

The 1Patht’3 EUR/USD Exchange Rate ETN Is des1gned to provide Investors w1th expo·;:ure to the euro/U.S. dollar exchange rate (the “EUR/USD exchange rate” or the “Index”). The ETNs are risk“er than ord1nary unsecured debt secunties and have no pnncrpal protectton. The ETNs are unsecured debt obl1gat1ons of the tssuer, Barclays Bank PLC, and are not, e1ther directly or mdirectlv, an obl1gatlon of or guaranteed by any t,hwd party. Any payment to be made on the ETNs! mdud1ng any pa<yment at matunty or upon redemption) depends on the ability of Barclays Bank PLC to sat“sfy 1ts obllqat.1ons as they come due. An mvestment m the ETNs mvolves signrficant risks, indud1ng possrble loss of prmc1pal, and may not be suitable for all investors,

The EUR/USD exchange rate is a fore1gn exchange spot rate that measures the relative values of two currencies, the euro and the U.S. dollar, When the euro appreciates relative to the U.S, dollar1 the EUR/USD exchange rate (and the value of the ETNs) mcreasesj when the euro deprec“ates relat1Ve to t,he u.s. dollar, the EUR/USD exchange rate (and the value of the ETNs) decreases. The EUR/USD exchange rate IS expressed as a rate that reflects the numbet-of u.s, dollars that c~m be exchanged for one euro tn the mterbank market for settlement in tl/op’o days, Owning the ETNs rs not the same as owning euro and will not reflect the return you would realize If you actually purchased euro!; and converte.d them mto U.s. dollars. For addltionallnformabon regarding the nsks associated with the ETNs1 please see ‘‘Selected Risk Considerations” below.

Detail;

F1etu1ns Cort€1Jtlon;

iPath USA Retail Investor English BARCLAYS Products Product suites About ipath ETNs About us

-I 0

May-07 jul-03 Nov-09 Feb-11 Apr-12 jul-13 Dec-14

1Path” EUR{USD Exchange Ra.te ETN—euro /U.S. d ollar exchange ra.te I

The chart above shows the h1stor“ca! perfotmance of the ETN and the Index from the ETN Incept1on Date which was Mav 8, 2007 to the prev1ous davs dos1ng pnce.

The performance quoted represents past performance and does not guar.ilntee future results. Investment return and principal value of an investment will fluctuate so that an investment, v1hen sold or redeemed may be l’lorl:h more or less than the original cost. Current performance may be lov1er- or higher- than the per-formance quoted. See additional information below for how return figures are calculated. PAST PERFORHM-ICE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns

ETN dosing indicative note value returns show the change in the dosing indicative value of the ETNs over the relevant period1 expressed as a percentage. The dosing md1cative note value of an ETN IS an amount pet ETN calculated on each va!uatron date that teflects the change in value of the ETN from the prevrous valuatron date due to the daily change 1n the “ndex level ancl the daily accrual of the mvestor fee and other applicable casts. The dosing md“cat.ve note value of an ETN may differ from the actual trad1ng pnce of t.he ETN at any time due to hedgmg or transaction cost!;1 cred“t considerations) market lrquidity! b1d-offer spreads or other factors affec.tmg the tradmg price of the ETN. Fc“r more mformation on how the clos1ng mdrcattve note value ts calculated, please see the section “Specif1c Terms of the ETNs’”‘ m the prospectus relating to the ETNs.

lndew Returns

Index returns show the change in the level of the index underlying the ETNs over th.e relevant penod, expressed as a percentage. Index returns are calculated using the do smg 1ndex le.vel from the beg1nn1ng of the relevant period to the end of the relevant penod. For any h1stoncal period of’ one year or longer1 Index returns are shown on an annualized bas1s. Tndex returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the Investor fee and applicable cost~ of the ETNs. Indexes are unmanaged and one cannot invest directly irr an index .

Selected Risk Cons-iderations v

An investment in the iPath ETNs described herein (the “ETNs”) involves riisks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarize€11 under “Select Risk Consider-ations” on the relevant product pages, but we urge you to read the mor-e detailed explanation of risks described under “Risk factor-s” in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to anv decrease “n the level of the underlymg 1ndex between the inception date and the applicable valuatron d~te, Add1tionallv, if the level of the underlying 1ndex is “nsUffictent to offset the negat1ve effect of the “nvest“Jr fee and other applicable costs) you will lose some or all of your “nvestment at matunt“y or upon redempbon1 even if the value of such mdex level has increased or decreased 1 as the case may be, Because the ETNs are subject to an tnvestor fee and other applicable costs, the return on the ETNs wdl always be lower than the to~I return on a direct 1nvestment 1n the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obl1gations of the issuer) Bar-clays Bank PLC and are not! either directl y or mdwectty an obligation of or guaranteed by any third party. Any

1	1

payment to be made on the ETNs! rncludmg any payment at matunty or upon redernptwn1 depends on the ablhty of Barclays Bank PLC to satrsfv Its obhgat1ons as they come due. As a result, the actual and perceived creditworth“ness of Barclays Bank PLC w1ll affect the market value, 1f any 1 of the ETNs pnor to matunty or redemption. In add“t1on! “n the event B.;~ relays Bank PLC were to default on 1ts obligat1ons1 you may not rece1ve anv amounts: owed to you under the terms of the ETNs.

Single Currency Exchange Risk: An mvestment m ETNs hnked to the performance of a foreign cur“rency exchange rate 1s subJect to nsks assoctated with fluctuat1ons, pa1ticularly a decltne, “n the price of the appl“cable single fore“gn cun·ency relabve to the U.S. dollar. Factors that may hdve the effect of causing a ded1ne in the pnce of a fore1gn currency Include national debt levels and trade deficits1 domestic and foreign mflat1on rates, domestic and foreign mterest rates and global or reg1on.:.l economrc, financial political, regulatory, geographical or Judiaal events, Currency exchange rates may be extremely

1	1

volatile) and exposure to a single currency can lead to s1gn1ficant losses.

Harket and Volatility Risk: The market value of the ETNs may be “nfluenced by many unpredictable factors and may fluctuate between the. date )l’ou purchase them and the matunty date or redemption date, You may also sustain a Slgn1f1cant loss 1f you sell your ETNs m the secondary rnarket. Factors that may mfluence the market value of the ETNs 1ndude prevaihng mark~~t pr1ces of the u.s , stock orfore1gn exchange markets1 the 1ndex corn,ponents 1ncluded 1n the underlymg 1ndex1 and pre·oJa1l1ng market pnces of options on such 1ndex or an)’ other financial instruments related bJ such inde>:; and supply and demand for the ETNs, lnclud1ng economrc, financial, pol1t1cal, regulatorv, geographical or Judictal even~ that affect the level of such index ot other finanClal rnstruments related to such index,

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S, nat1onal secunt1es exchange1 a trad1ng mdrket for the ETNs may not develop and the liQUidity of the ETNs may be limited, as we are not required to ma1nta“n any l1st1ng of the ETNs.

No Interest Payments from the ETNs: You may not rece1ve any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Re·demptions: You must redeem at least 501000 ETN-; of ~he same serie-s at ant.> time 1n order to exercio;e your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we rece1ve a notice of redemption from you by certain dates and times as set forth 10 the product pr-ospectus.

Uncet1:ain Taw Treatment: S1gnif1cant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax adv1sor about your own tax situation,

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed ~’lith the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting t~lww.iPathETN.com or EDGAR on the SEC tiJebsite at wv1w.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-677-764·7284, or you may request a copy from any other dealer pat1:icipating in the offering.

BlackRock Investments, LLC ass1sts in the promotion of the 1Path ETNs.

The ETNs ma)o be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences 1n t.he event of sale, redemption or matunty of ETNs.

© 2014 Bardays Bank PLC . All nghts reserved. 1Path, 1Path ETNs and the iPath logo are registered trademarks of Barclays Bank PLC . All other-trademarks, serv1cemarks or reg1stered trademarks are the property and used with the permissron, of thew respect1ve owners.

1

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY lOSE VALUE

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Product Listing > iPath® EUR/USD Exchange Rate ETN

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Product Summary

iPath® EUR/USD Exchange Rate ETN

Description

The iPath® EUR/USD Exchange Rate ETN is designed to provide investors with exposure to the euro/U.S. dollar exchange rate (the "EUR/USD exchange rate" or the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The EUR/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the euro and the U.S. dollar. When the euro appreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the ETNs) increases; when the euro depreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the ETNs) decreases. The EUR/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one euro in the interbank market for settlement in two days. Owning the ETNs is not the same as owning euro and will not reflect the return you would realize if you actually purchased euros and converted them into U.S. dollars. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations

Index and ETN Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
euro / U.S. dollar exchange rate	-0.84%	-6.42%	-9.72%	-9.17%	-7.96%	-3.58%	-0.12%
ETN Closing Indicative Note Value Return	-0.90%	-6.71%	-10.19%	-9.75%	-8.58%	-4.06%	-0.55%

ETN Market Price Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
iPath® EUR/USD Exchange Rate ETN	-0.80%	-6.74%	-10.01%	-9.29%	-8.55%	-3.88%	-0.56%

Source: Bloomberg L.P., subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Single Currency Exchange Risk: An investment in ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing iPathl3 EUR/USD Exchange Rate ETN

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Product Summary

iPath® EUR/USD Exchange Rate ETN

Description

The iPathl3 EUR/USD Exchange Rate ETN is designed to provide investors with exposure to the euro/U.S. dollar exchange rate (the “EUR/USD exchange rate” or the “Index”), The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The EUR/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the euro and the U.S. dollar. When the euro appreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the ETNs) increases; when the euro depreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the ETNs) decreases. The EUR/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one euro in the interbank market for settlement in two days. Owning the ETNs is not the same as owning euro and will not reflect the return you would realize if you actually purchased euros and converted them into U.S. dollars. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Details Chart Returns

Correlations (as of 10/31/ 2014)

Index ICorrelations’

euro I U.S. dollar exchange rate 1.00

MSCI EAFE111 Net Total Return Index 0.82

MSCI Emerging Markets Net Total Return Index 0.69

S&P 500111 Total Return Index 0.68

Bloomberg Commodi1y Index Total ReturnSI.I 0.66

Barclays US Aggregate Bond Index -0.06

SoiJrces: Bloomberg Fin.u1ce L.P., Barclays, MSCI Inc., S&P Dow Jones Indices LLC. Correlations: are calciJiated on a monthly basis O“Jer a 5-year period from the “as of’ date referenced above.

“ Correlation is a term used to describe the statistical relationship between two or more quantities or variables. Perfectly correlated assets will have a correlation coefficient of one, while the correlation coefficient will be zero when returns on two assets are completely independent.

In dew correlations are for illustrative purposes only and do not represent actual ETN per-formance. PAST PERFORMANCE IS NOT INDICATIVE FOR FUTURE RESUlTS.

The S&P 50013 Index is intended to provide an indication of the pattern of stock price movement in the U.S. equities market.

The Bloomberg Commodity Index Total Return~M reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada The MSCI Emerging Markets IndexSM captures large and mid cap representation across 21 Emerging Markets countries. The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but IJie urge you to read the more detailed ewplanation of risks described under “Risk Factors” in the applicable product prospectus.

You May lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Single Currency Ewchange Risk: An investment in ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Taw Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Bardays Bank PlC has filed a registration statement (including a prospectus) with the SEC for the offering to 1nhich this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting IJIIJIW.iPathETN.com or EDGAR on the SEC website at IJIIJIW.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale1 redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property and used with the permission, of their respective owners.

1

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

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Product Listing > iPath® GBP/USD Exchange Rate ETN

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Product Summary

iPath® GBP/USD Exchange Rate ETN

The iPath® GBP/USD Exchange Rate ETN is designed to provide investors with exposure to the British pound/U.S. dollar exchange rate (the "GBP/USD exchange rate" or the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The GBP/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the British pound and the U.S. dollar. When the British pound appreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the ETNs) increases; when the British pound depreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the ETNs) decreases. The GBP/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one British pound in the interbank market for settlement in two days. Owning the ETNs is not the same as owning British Pounds and will not reflect the return you would realize if you actually purchased British pounds and converted them into U.S. dollars. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations

Summary	
Primary Exchange	NYSE Arca
ETN Ticker	GBB
Intraday Indicative Value Ticker	GBB.IV[1]
Bloomberg ETN Keystroke	GBB<EQUITY><GO>
Bloomberg Index Ticker	GBPUSD WMCO
Investor Fee Rate	0.40% per annum[2]
Deposit Rate	SONIA minus 0.25%[4]
CUSIP	06739F176
ISIN	GB00B1WPB621
Inception Date	08 May 2007
Maturity	14 May 2037

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value

$41.89

ETNs outstanding

60,000

Market Capitalization[3]

$2,513,400

Documentation

Prospectus

Factsheet

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.40% per year *times* the principal amount of your ETNs *times* the applicable index factor and is calculated on a daily basis in the following manner: The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee will equal to (1) 0.40% *times* (2) the principal amount of your ETNs *times* (3) the applicable index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) *divided by* (4) 365. The index factor on any given day will be equal to the currency component on that day *times* the accumulation component on that day.
   The accumulation component on the inception date was set equal to one. On each subsequent business day until maturity or early redemption the accumulation component will equal (1) the accumulation component on the immediately preceding business day times (2) the sum of one plus the product of the deposit rate times the relevant daycount fraction.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
4. **Deposit Rate.** For the iPath® GBP/USD Exchange Rate ETN, the Deposit Rate on any given day will be equal to the Sterling Overnight Index Average, as reported on Reuters page SONIA or any successor page on the immediately preceding business day (the "SONIA"), minus 0.25%. The Deposit Rate is intended to represent the actual rate that would be paid by a bank on an overnight deposit of British pounds..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Single Currency Exchange Risk: An investment in ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) OJiith the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us

.,. Equity Equity ETNs .,. Understanding ETNs .,. About Us

.,. Commodities .,. Commodity ETNs .,. Investing in iPath ETNs .,. iPath Announcements

.,. Currencies .,. Currency ETNs .,. Trading and Redemption .,. Contact Us

.,. Fixed Income .,. Fixed Income ETNs .,. Premiums and Discounts

.,. Alternatives .,. Alternative ETNs .,. Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA “ Retail Investor “ English “

._ iPath· “ sARCIAYs

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Product Listing iPathl3 GBP/USD Exchange Rate ETN

Quick links “ Search gbb

Product Summary

iPath® GBP /USD Exchange Rate ETN

The iPathl3 GBP/USD Exchange Rate ETN is designed to provide investors with exposure to the British pound/U.S. dollar exchange rate (the “GBP/USD exchange rate” or the “Index”). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer Barclays Bank PLC and are not either directly or indirectly an obligation of or

1	1 1 1

guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principa11 and may not be suitable for all investors.

The GBP/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies1 the British pound and the U.S. dollar. When the British pound appreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the ETNs) increases; when the British pound depreciates relative to the U.S. dollar1 the GBP/USD exchange rate (and the value of the ETNs) decreases. The GBP/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one British pound in the interbank market for settlement in two days. Owning the ETNs is not the same as owning British Pounds and will not reflect the return you would realize if you actually purchased British pounds and converted them into U.S. dollars. For additional information regarding the risks associated with the ETNs1 please see “Selected Risk Considerations” below.

Details

Returns Correlations

ETN and Index Historical Performance

20

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-20

-30

May-07 Jul-08 Nov-09 Feb-11 Apr-12 Jul-13 Dec-14

- iPath” GBP/USD Exchange Rate ETN—British pound I U.S. dollar exchange rate

Source: Barcl.ays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was May 8 2007 to the previous days closing price.

1

The per-formance quoted represents past per-formance and does not guarantee future results. In\lestment return and principal \lalue of an in\lestment will fluctuate so that an in\lestment, when sold or redeemed may be worth more or less than the ot“iginal cost. Current per-formance may be lower or higher than the per-formance quoted. See additional information beiOIJI for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicati\le Note Value Returns

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period1 expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differfrom the actual trading price ofthe ETN at any time due to hedging or transaction costs credit considerations market

1	1

liquidity1 bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section “‘Specific Terms of the ETNs”‘ in the prospectus relating to the ETNs.

Index Returns

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer1 index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index .

Selected Risk Considerations v

An in . estment in the iPath ETNs described herein (the “ETNs”) in . olves risks, including possible loss of principal, and may not be suitable for all in . estors_ Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the rele\lant product pages, but we urge you to read the more detailed explanation of risks described under “Risk Factors” in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Single Currency Exchange Risk: An investment in ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile1 and exposure to a single currency can lead to significant losses.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets1 the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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- Equity ETNs
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- Fixed Income ETNs
- Alternative ETNs

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Product Listing > iPath® GBP/USD Exchange Rate ETN

Quick links ▾ Search gbb

Product Summary

iPath® GBP/USD Exchange Rate ETN

The iPath® GBP/USD Exchange Rate ETN is designed to provide investors with exposure to the British pound/U.S. dollar exchange rate (the "GBP/USD exchange rate" or the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The GBP/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the British pound and the U.S. dollar. When the British pound appreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the ETNs) increases; when the British pound depreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the ETNs) decreases. The GBP/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one British pound in the interbank market for settlement in two days. Owning the ETNs is not the same as owning British Pounds and will not reflect the return you would realize if you actually purchased British pounds and converted them into U.S. dollars. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations

Index and ETN Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
British pound / U.S. dollar exchange rate	-1.30%	-5.20%	-5.17%	-3.27%	-0.25%	-0.10%	-1.68%
ETN Closing Indicative Note Value Return	-1.37%	-5.45%	-5.52%	-3.70%	-0.68%	-0.51%	-2.09%

ETN Market Price Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
iPath® GBP/USD Exchange Rate ETN	-1.24%	-5.32%	-5.24%	-3.63%	-0.48%	-0.30%	-2.09%

Source: S&P Dow Jones Indices LLC., subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Single Currency Exchange Risk: An investment in ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) OJiith the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

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., Commodities ., Commodity ETNs ., Investing in iPath ETNs

., Currencies ., Currency ETNs ., Trading and Redemption

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., Alternatives ., Alternative ETNs ., Tax Considerations

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Product Listing > iPath® GBP/USD Exchange Rate ETN

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Product Summary

iPath® GBP/USD Exchange Rate ETN

The iPath® GBP/USD Exchange Rate ETN is designed to provide investors with exposure to the British pound/U.S. dollar exchange rate (the "GBP/USD exchange rate" or the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The GBP/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the British pound and the U.S. dollar. When the British pound appreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the ETNs) increases; when the British pound depreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the ETNs) decreases. The GBP/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one British pound in the interbank market for settlement in two days. Owning the ETNs is not the same as owning British Pounds and will not reflect the return you would realize if you actually purchased British pounds and converted them into U.S. dollars. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations

Correlations (as of 10/31/2014)

Index	Correlations*
British pound / U.S. dollar exchange rate	1.00
MSCI EAFE® Net Total Return Index	0.70
MSCI Emerging Markets Net Total Return Index	0.58
Bloomberg Commodity Index Total Return℠	0.56
S&P 500® Total Return Index	0.46
Barclays US Aggregate Bond Index	0.12

Sources: Bloomberg Finance L.P., Barclays, MSCI Inc., S&P Dow Jones Indices LLC. Correlations are calculated on a monthly basis over a 5-year period from the "as of" date referenced above.

* Correlation is a term used to describe the statistical relationship between two or more quantities or variables. Perfectly correlated assets will have a correlation coefficient of one, while the correlation coefficient will be zero when returns on two assets are completely independent.

Index correlations are for illustrative purposes only and do not represent actual ETN performance. PAST PERFORMANCE IS NOT INDICATIVE FOR FUTURE RESULTS.

- The S&P 500® Index is intended to provide an indication of the pattern of stock price movement in the U.S. equities market.
- The Bloomberg Commodity Index Total Return℠ reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.
- The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada
- The MSCI Emerging Markets Index℠ captures large and mid cap representation across 21 Emerging Markets countries.
- The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Single Currency Exchange Risk: An investment in ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

1[:1 2014 Barclays Bank ~LC. All rights reserved. i~ath, i~ath ETNs and the i~ath logo are registered trademarks of Barclays Bank ~LC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “

Products Product Suites About iPath ETNs

“ Equity .- Equity ETNs “ Understanding ETNs

“ Commodities “ Commodity ETNs “ Investing in iPath ETNs

“ Currencies “ Currency ETNs “ Trading and Redemption

“ Fixed Income “ Fixed Income ETNs “ Premiums and Discounts

“ Alternatives “ Alternative ETNs “ Tax Considerations

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Product Listing > iPath® Optimized Currency Carry ETN

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Product Summary

iPath® Optimized Currency Carry ETN

The iPath® Optimized Currency Carry ETNs (the "ETNs") are designed to provide exposure to the Barclays Optimized Currency Carry Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index is designed to reflect the total return of an "Intelligent Carry Strategy," which, through an objective and systematic methodology, seeks to capture the returns that are potentially available from a strategy of investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies sometimes referred to as the "carry trade." The pool of currencies to which the Index may apply these strategies is commonly referred to as the "G10 currencies" and includes the U.S. dollar, the euro, the Japanese yen, the Canadian dollar, the Swiss franc, the British pound sterling, the Australian dollar, the New Zealand dollar, the Norwegian krone and the Swedish krona. Owning the ETNs is not the same as owning interests in the index components included in the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations

Summary	
Primary Exchange	NYSE Arca
ETN Ticker	ICI
Intraday Indicative Value Ticker	ICI.IV[1]
Bloomberg ETN Keystroke	ICI<EQUITY><GO>
Bloomberg Index Ticker	BXIICIUS
Investor Fee Rate	0.65% per annum[2]
CUSIP	06739H412
ISIN	US06739H4121
Inception Date	31 January 2008
Maturity	28 January 2038

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value
$42.28

ETNs outstanding
136,791

Market Capitalization[3]
$5,783,523

Documentation

Prospectus

Factsheet

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.65% per year: The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee will equal to (1) 0.65% *times* (2) the principal amount of your ETNs *times* (3) the applicable index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) *divided by* (4) 365. The index factor on any given day will be equal to the closing level of the Index on that day *divided by* the initial index level. The initial index level is the closing level of the Index on the inception date.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Currency Carry Risk: Because the carry trade involves investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies, the success of the Intelligent Carry Strategy, the level of the underlying index and the market value of the ETNs will depend on the exchange rates and interest rates applicable to the index constituent currencies. If the applicable exchange rates or interest rates move against the direction targeted by the Intelligent Carry Strategy, the level of the index, and the market value of the ETNs, will decline. Factors that may contribute to volatile fluctuations in the index include exchange rates applicable to the index constituent currencies, interest rates applicable to the constituent currencies, the prevailing interest rate environment, and global or regional economic, financial, political, regulatory, geographical or judicial events that affect exchange rates and interest rates.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You m.ay also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free l-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

“Barclays Optimized Currency Carry Indexn 1’’ and the “USO Optimized Currency Carry Indexn 1” are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Prod uct Suites About iPath ETNs

“ Equity “ Equity ETNs “ Understanding ETNs

“ Commodities “ Commodity ETNs “ Investing in iPath ETNs

“ Currencies “ Currency ETNs “ Trading and Redemption

“ Fixed Income “ Fixed Income ETNs “ Premiums and Discounts

“ Alternatives “ Alternative ETNs “ Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

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•	iPath Announcements
•	Contact Us

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Product Listing iPath® Optimized Currency Carry ETN

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Product Summary

iPath® Optimized Currency Carry ETN

The iPath® Optimized Currency Carry ETNs (the "ETNs") are designed to provide exposure to the Barclays Optimized Currency Carry Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index is designed to reflect the total return of an "Intelligent Carry Strategy," which, through an objective and systematic methodology, seeks to capture the returns that are potentially available from a strategy of investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies sometimes referred to as the "carry trade." The pool of currencies to which the Index may apply these strategies is commonly referred to as the "G10 currencies" and includes the U.S. dollar, the euro, the Japanese yen, the Canadian dollar, the Swiss franc, the British pound sterling, the Australian dollar, the New Zealand dollar, the Norwegian krone and the Swedish krona. Owning the ETNs is not the same as owning interests in the index components included in the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations

ETN and Index Historical Performance



5
0
-5
-10
-15
-20
Performance (%)
Jan-08
Mar-09
Apr-10
May-11
Jun-12
Jul-13
Dec-14
iPath® Optimized Currency Carry ETN
Barclays Optimized Currency Carry Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 31, 2008 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Currency Carry Risk: Because the carry trade involves investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies, the success of the Intelligent Carry Strategy, the level of the underlying index and the market value of the ETNs will depend on the exchange rates and interest rates applicable to the index constituent currencies. If the applicable exchange rates or interest rates move against the direction targeted by the Intelligent Carry Strategy, the level of the index, and the market value of the ETNs, will decline. Factors that may contribute to volatile fluctuations in the index include exchange rates applicable to the index constituent currencies, interest rates applicable to the constituent currencies, the prevailing interest rate environment, and global or regional economic, financial, political, regulatory, geographical or judicial events that affect exchange rates and interest rates.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Optimized Currency Carry Index™" and the "USD Optimized Currency Carry Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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- Commodity ETNs
- Currency ETNs
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- Alternative ETNs

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- Premiums and Discounts
- Tax Considerations

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Products Product Suites About iPath ETNs About Us

Product Listing iPath “‘ Optimized Currency Carry ETN

Quick links “ Search Enter CUSI’/Ticker/Underlyer Q.

Product Summary

iPath® Optimized Currency Carry ETN

The iPath” Optimized Currency Carry ETNs (the “ETNs”) are designed to provide exposure to the Barclays Optimized Currency Carry Indexn 1 (the “Index”). The ETNs are riskier thar ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obli.;ations of the issuer, Barclays Bank PLC, and are no:, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Ba’“clays Bank PLC to satisfy its obligations as they cone due. An investment in the ETNs involves significa1t risks, including possible loss of principal, and may not be suitable for all investors.

The Index is designed to reflect the total return of an “Intelligent Carry Strate.;y,” which, through an objective and systematic methodology, seeks to capture the returns that are potentially available from a strategy of investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies sometimes referred to as the “carry trade.” The pool of currencies to which the Index may apply these strategies is commonly referred to as the “GlO currencies” and includes the U.S. dollar, the euro, the Japanese yen, t~e Canadian dollar, the Swiss franc, the British pound sterling, the Australian dollar, the New Zealand dcllar, the Norwegian krone and the Swedish krona. Owning the ETNs is not the same as owning interests in the index components included in the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see “Selected Risk C)nsiderations” below.

Details Chart Correiations

Index and ETN Returns (as of 10/ 31/2014)

11mo 13mo 16mo IYTD 11yr 13yrs S1nce ETN lncept1on

Barclays Optimized Currency Carry IndexTM 0.54% -0.71% 0.33% 0.35% -2.49% -2.48% -1.89%

ETN Closing Indicative Note Va’ue Return 0.51% -0.91% -0.00% -0.20% -3.26% -3.23% -2.58%

ETN Market Price Returns (as of 10/ 31/2014)

11mo IJ mo 16mo IYTD 11yr IJ yrs Sonce [TN lnceptoon

iPathCD Optimized Currency Carry ETN 0.34% -0.59% -0.07% 0.34% -2.99% -3.31% -2.62%

Source: Barclays, subject to cunge.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal valu~ of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performa1ce may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Index Returns

Index returns show the change in the level of the index underlying the ETNs O\oer the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to t~e end of the relevant period. For any historical pericd of one year or longer, index returns are shown or an annualized basis. Index returns are for illustrati·te purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investo’” fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an inde:<.

ETN Closing Indicative Note Value Returns

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing incicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the ch:mge in value of the ETN from the previous valuatio1 date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the :TN at any time due to hedging or transaction costs:, credit considerations:, market liquidity, bid-offer spreads: or other factors: affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section “Specific Terms of the ETNs” in the prospectus relating to the ETNs.

ETN Market Price Returns

ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, e:<pressed as a percentage. Market price returns are :alculated using the midpoint of the bid/ask spread at 4:00pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will rejuce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ ask value at 4PM on the relevant month end, N/ A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) invol\les risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk factors” in the applicable product prospectus.

You May lose Some or All of Your Principal: The ETNs are exposed to an~ decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. e.ecause the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will alwcys be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of th~ issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. (n addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any .:mounts owed to you under the terms of the ETNs.

Currency Carry Risk: Because the carry trade involves investing in high-yie ding currencies with the exposure financed by borrcwings in low-yielding currencies, the success of the Intelligent Carry Strategy, the level of the underlying index and the market value of the ETNs will depend on the exchange rates and interest rates applicable to the index constituent currencies. If the applicable exchange rates or interest rates move against the direction targeted by the Intelligent Carry Stra:egy, the level of the index, and the market value of the ETNs, will decline. Factors that may contribute to volatile fluctuations in the index include exchange rates applicable to the index constituent currencies, interest rates applicable to the constituent currencies, the prevailing interest rate environment, and global or regional economic, financial, political, regulatory, geographical or judicial events that affect exchange rates and interest rates.

Market and Volatility Risk: The market value of the ETNs may be influencej by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustair a significant loss if you sell your ETNs in the seconcary market. Factors that may influence the market value of the ETNs include prevailing market prices cf the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, inciLding economic, financial, political, regulatory, geogr:.phical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not reqLired to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 :TNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in th~ product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

RArdAy~ RAnk PI r: hA~ fiiP:tf A rP:gidrAtinn dAtP:mP:nt (indutfing A prn~pP:rh”~) with thP: ~Fr: fnr thP: nffP:ring tn whirh thi~ rnmmunirAtinn rP:IAtP:~. RP:fnrP: ynu invP:d. ynu ~hnultf t’P:Atf thP: prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.(om or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free l-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold thrcughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

“Barclays Optimized Currency Carry Indexn 1’’ and the “USO Optimized Currency Carry Indexn 1” are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with th~ permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Product Suites About iPath ETNs

“ F.,uity “ F.,uity FTN<:: “ llnriP.r<::t.=~nrlino FTN<::

“ Commodities “ Commodity ETNs “ Investing in iPath ETNs

“ Currencies “ Currency ETNs “ Trading and Redemption

“ Fixed Income “ Fixed Income ETNs “ Premiums and Discounts

“ Alternatives “ Alternative ETNs “ Tax Considerations

About Us

•	Ahn11t II<::
•	iPath Announcements
•	Contact Us

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

~ Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

Products Product Suites About iPath ETNs About Us

Product Listing > iPath® Optimized Currency Carry ETN

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Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® Optimized Currency Carry ETN

The iPath® Optimized Currency Carry ETNs (the "ETNs") are designed to provide exposure to the Barclays Optimized Currency Carry Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index is designed to reflect the total return of an "Intelligent Carry Strategy," which, through an objective and systematic methodology, seeks to capture the returns that are potentially available from a strategy of investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies sometimes referred to as the "carry trade." The pool of currencies to which the Index may apply these strategies is commonly referred to as the "G10 currencies" and includes the U.S. dollar, the euro, the Japanese yen, the Canadian dollar, the Swiss franc, the British pound sterling, the Australian dollar, the New Zealand dollar, the Norwegian krone and the Swedish krona. Owning the ETNs is not the same as owning interests in the index components included in the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations

Correlations (as of 10/31/2014)

Index	Correlations*
Barclays Optimized Currency Carry Index™	1.00
MSCI Emerging Markets Net Total Return Index	0.55
S&P 500® Total Return Index	0.47
Bloomberg Commodity Index Total Return℠	0.47
MSCI EAFE® Net Total Return Index	0.46
Barclays US Aggregate Bond Index	0.23

Sources: Bloomberg Finance L.P., Barclays, MSCI Inc., S&P Dow Jones Indices LLC. Correlations are calculated on a monthly basis over a 5-year period from the "as of" date referenced above.

* Correlation is a term used to describe the statistical relationship between two or more quantities or variables. Perfectly correlated assets will have a correlation coefficient of one, while the correlation coefficient will be zero when returns on two assets are completely independent.

Index correlations are for illustrative purposes only and do not represent actual ETN performance. PAST PERFORMANCE IS NOT INDICATIVE FOR FUTURE RESULTS.

- The S&P 500® Index is intended to provide an indication of the pattern of stock price movement in the U.S. equities market.
- The Bloomberg Commodity Index Total Return℠ reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.
- The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada
- The MSCI Emerging Markets Index℠ captures large and mid cap representation across 21 Emerging Markets countries.
- The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Currency Carry Risk: Because the carry trade involves investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies, the success of the Intelligent Carry Strategy, the level of the underlying index and the market value of the ETNs will depend on the exchange rates and interest rates applicable to the index constituent currencies. If the applicable exchange rates or interest rates move against the direction targeted by the Intelligent Carry Strategy, the level of the index, and the market value of the ETNs, will decline. Factors that may contribute to volatile fluctuations in the index include exchange rates applicable to the index constituent currencies, interest rates applicable to the constituent currencies, the prevailing interest rate environment, and global or regional economic, financial, political, regulatory, geographical or judicial events that affect exchange rates and interest rates.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Optimized Currency Carry Index™" and the "USD Optimized Currency Carry Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

© Barclays Bank PLC 2014

USA “ Retail Investor “ English “

~ i Path· “BARCLAYs

Products Product Suites About iPath ETNs About Us

Product Listing iPath ‘ GEMS IndexTM ETN

Quick links “ Search Enter CUSI’/Ticker/Underlyer Q.

Product Summary

iPath® GEMS Index” ETN

Description

The iPath” GEMS Index’~ ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Index’~ (the “‘Index”). The ETNs are riskier than ordinary unsecured debt securities and haven) principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Ba’“clays Bank PLC to satisfy its obligations as they cone due. An investment in the ETNs involves significa1t risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified emerging markets through short-terrr, liquid and diversified instruments. The Index Constituent Currencies are the Hungarian forint, Polish zloty, Russian ruble, Turkish lira, South African rand, Argentine peso, Brazilian real, Chilean peso, Colombian peso, Mexican peso, Indian rupee, Indonesia rupiah, South Korean won, Philippine peso, and Thai baht. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additioral information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Chart Returns Correiations ETN Coupon Index Composition

Summary Market Indicators (as of 12/03/2014) Documentation

Primary Exchange NYSE Area

Closing IndicatiVe Note Value ETNs outstanding

ETN Ticker JEM a Prospectus a factsheet

lntraday Indicative Value JEM.IV 1 $34.99 36,914

Ticker a

Bloomberg ETN Keystroke JEM<EQUITY><GO> IV/Index History

Marke: Capitalization 3

Bloomberg Index Ticker BXIIGEMl

Investor fee Rate 0.89% per annum2 $1 ,291 ,621

CUSIP 06739H453

ISIN US06739H-1 535

Inception Date 01 February 2008

Maturity 04 February 2038

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance cuoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1.

lntraday Indicative Value. The “intraday indicative value” meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is inte1ded to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section “Valuation of the ETNs” in the prospectus relating to the ETNs.

The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, mark~t liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or pos:ponement. Any such delays or postponements will effect the level of the index and therefore the intradcy indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidit’l of the underlying markets for the index componen:s. For this reason and others, the actual trading price of the ETNs may be

~ifft::rt::nl fru111 lht::ir inlrd~dY iu~i~dlivt:: Vdlut::.

2.

The investor fee rate per ETN is 0.89% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or redemption, the investor fee will be equal to (1) the Investor Fee Rate time; (2) the closing indicative note value on the immediately preceding calendar day (or the ex-coupon indi:ative value if such day was an index roll date) times (3) the daily index factor on that day (or, if such day is not an index business day, one) divided by (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day divided by (2) the closi1g level of the Index on the immediately preceding index business day.

3.	Market Capitalization = Closing Indicative Note Value x ETNs Outstanding

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) invol\les risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk factors” in the applicable product prospectus.

You May lose Some or All of Your Principal: The ETNs are exposed to an’!’ decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will alwcys be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of th~ issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. (n addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any .:mounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index consti:uent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of g)vernment action. Because some or all of the index constituent currencies do not float freely and are cu’“rently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is imited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Emerging Markets Strategy (GEMS) Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Suites
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- Premiums and Discounts
- Tax Considerations

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Product Listing › iPath® GEMS Index™ ETN

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Product Summary

iPath® GEMS Index™ ETN

Description

The iPath® GEMS Index™ ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified emerging markets through short-term, liquid and diversified instruments. The Index Constituent Currencies are the Hungarian forint, Polish zloty, Russian ruble, Turkish lira, South African rand, Argentine peso, Brazilian real, Chilean peso, Colombian peso, Mexican peso, Indian rupee, Indonesia rupiah, South Korean won, Philippine peso, and Thai baht. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | ETN Coupon | Index Composition

ETN and Index Historical Performance


20
10
0
-10
-20
-30
-40
Performance (%)
Feb-08
Mar-09
Apr-10
May-11
Jun-12
Jul-13
Dec-14
iPath® GEMS Index™ ETN
Barclays Global Emerging Markets Strategy (GEMS) Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was February 1, 2008 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date.

Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Emerging Markets Strategy (GEMS) Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

USA “ Retail Investor “ English “

._ iPath· “ sARClAYs

Products Product Su;tes About 1Path ETI’s About Us

=>reduct LJstmg iPathl! GEMS IndexHI ETN

QUick links Search Enter CUSIP/Ticker/Underh<er ~

Product Summary

;Path® GEMS Index TM ETN

Description

The iPathl! GEMS Index . ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Index- (the . Index”‘). The ETNs are riskier than ordin3ry unsecured debt securities and have no pnncipal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party, Any payment to be made on the ETNs, including any payment at matunty or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment m the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors,

The Index i~ designed to provide exposure to the total return on local currencies in specified emerging markets through short-term, liquid and diversified instruments. The Index Constituent Currencies are the Hungarian fJrint, Polish zloty, Russian ruble, Turkish lira, South African rand, Argentine peso, Brazilian real, Chilean peso, Colombian peso, Mexican peso, Indian rupee, Indonesia rupiah, South Korean won, Philippine peso, and Thai baht, Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks as;ociated with the ETNs, please see “Selected R1sk Considerations” below.

Details Chart Correlations ETN Coupon Index Composition

Index an:J ETN Returns (as of 10/3 1/2014)

I1 mo 13 mo 16 mo IYTD I1 yr 13 yrs ISme ETN lnceptton

Barclays Glct:lal Emerging Markets Strategy (GEMS) IndexTll 0.30% -3.50% -2.77% -2.04% -4.32% -0.75% 1 11%

ETN Clos1119 hdicative Note Ve~lue Return -0.21% -4.90% -5.47% -6.87% -1 0.10% -6.45% -4.63%

ETN Market Price Returns (as of 10/ 31/2014)

I1 mo 13mo 16 mo IYTD I1 yr 13yrs IS1nce ETN Inception

iPath111 GEMS IndexTu ETN -0.75% -3 64% -5.79% -7 28% -10.53% NIA -4.77%

SourC’i!!: Bardays, subject to clung’i!!,

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed nay be worth more or less than the original cost. Current performance may be !ower or higher than the performance quoted, See additional information below for how return figur~s are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Index Returns

Index returns show the change in the level of the index under!ymg the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index !evel from the beginning of the relev3nt period to the end of the relevant penod. For any histoncal period of one year or longer, index returns are shown on an annualized basis, Index returns are for illustrative purposes only and do not represe-.t actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns

ETN closing indicative note value returns show the change in the dosing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one yea· or longer, dosing ind1cat1ve note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the prev1ous valuation date due to the daily change m the mdex level and the daily accrual of the Investor fee and other applicable costs. The clostng mdicatJVe note value of an ETN ma~ differ from the actual tradmg pnce of the ETN at any t1me due to hedgmljl or transactiOn costs, credit cons1derat10ns, market liqu1dity, b1d-offer spreads or other factors affectmg the trad1ng pnce of the ETN, For more inform.!ltion on how the closmg indicative note value is calculated, please see the sect1on “Specific Terms of the ETNs” in the prospectus relatmg to the ETNs.

ETN l”‘arket Price Returns

ETN Market pnce returns show the change m the end-of-day tradmg pnce of the ETNs on the exchange over the relevant penod, expressed as a percentage M.!!rket pnce returns are calculated usmg the midpoint ofthe bid/ask spread at 4:00pm Eastern t1me (or the last midpoint of the bid/ask spread prior to 4:00pm Eastern time) from the beg1nning of the relevant period to the end of the relevant period. For any historic31 period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described m this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not mclude the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4Pi“l on the relevant month end, N/A will be displayed in place of a percentage value for ETN i“larket Price Returns.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under ‘‘Select Risk Considerations”” on the relevant product pages, but we urge you to read the more detailed explanathm of risks described under “Risk Factors” in the applicable product prospectus.

You i“lay l()Se Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index 1s insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redempt on, even if the value of such mdex level has Increased or decreased, as the case may be. Because the ETNs are subject to an mvestor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a d1rect mvestment m the mdex components. The ETNs are riskier than ordinary un!iecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the 1ssuer, Barclays Bank PLC, and are not, either directly or Indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs1 1ncludmg any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy 1ts obligations as they come due. As a result, the actual and perce1ved c·ed1tworth1ness of Barclays Bank PLC will affect the market value, 1f any, of the ETNs pnor to maturity or redemption. In addition, 1n the event Barclays Bank PLC were to default on its obligatiOns, you may not rece1ve any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlymg mdex IS lmked to the exchange rates betWeen the mdex constituent currenc1es and the US dollar, the level of the underly1ng mdex may be affected by unpredictable changes m currency pnces, 1ncluding as a result of government action. Because some or all of the index const1tuent currenc1es do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in ‘l’alue of the underlying index.

Emerging ‘1arket Risk: The market value of the ETNs may be mfluenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redempt1on date. Investment~ in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets, T-.e ETNs may be subject to more volatility than investments outside of emerging markets.

l’larket a net Volatility Risk: The market value of the ETNs may be mfluenced by many unpredictable factors and may fluctuate between the date you purchase them and the matunty date or redemption date. You rray also sustain a significant loss 1f you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such mdex or any other financial instruments related to such mdex; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such mdex or other financial mstruments related to such mdex.

A Trading f“tarket for the ETNs i“lay Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liqu1dity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not rece1ve any mterest payments on the ETNs.

Re strictions on the i“linimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one t1me in order to exercise your nght to redeem your ETNs en any redemption date. You may only redeem your ETNs on a redemption date 1f we receive a not1ce of redemption from you by certam dates and t1mes as set forth m the produ:t prospectus.

Uncertain TaM Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation,

Bardays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus; and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EOGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Emerging Markets Strategy (GEMS) Index^{SM}" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us   About Us   Selected Risk Considerations   Privacy & Cookies   Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

Products Product Suites About iPath ETNs About Us

Product Listing › iPath® GEMS Index™ ETN

Quick links ▾

Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® GEMS Index™ ETN

Description

The iPath® GEMS Index™ ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified emerging markets through short-term, liquid and diversified instruments. The Index Constituent Currencies are the Hungarian forint, Polish zloty, Russian ruble, Turkish lira, South African rand, Argentine peso, Brazilian real, Chilean peso, Colombian peso, Mexican peso, Indian rupee, Indonesia rupiah, South Korean won, Philippine peso, and Thai baht. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | ETN Coupon | Index Composition

Correlations (as of 10/31/2014)

Index	Correlations*
Barclays Global Emerging Markets Strategy (GEMS) Index™	1.00
MSCI Emerging Markets Net Total Return Index	0.91
MSCI EAFE® Net Total Return Index	0.84
S&P 500® Total Return Index	0.72
Bloomberg Commodity Index Total Return℠	0.69
Barclays US Aggregate Bond Index	0.10

Sources: Bloomberg Finance L.P., Barclays, MSCI Inc., S&P Dow Jones Indices LLC. Correlations are calculated on a monthly basis over a 5-year period from the "as of" date referenced above.

* Correlation is a term used to describe the statistical relationship between two or more quantities or variables. Perfectly correlated assets will have a correlation coefficient of one, while the correlation coefficient will be zero when returns on two assets are completely independent.

Index correlations are for illustrative purposes only and do not represent actual ETN performance. PAST PERFORMANCE IS NOT INDICATIVE FOR FUTURE RESULTS.

- The S&P 500® Index is intended to provide an indication of the pattern of stock price movement in the U.S. equities market.
- The Bloomberg Commodity Index Total Return℠ reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.
- The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada
- The MSCI Emerging Markets Index℠ captures large and mid cap representation across 21 Emerging Markets countries.
- The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Emerging Markets Strategy (GEMS) Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing > iPath® GEMS Index™ ETN

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Product Summary

iPath® GEMS Index™ ETN

Description

The iPath® GEMS Index™ ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified emerging markets through short-term, liquid and diversified instruments. The Index Constituent Currencies are the Hungarian forint, Polish zloty, Russian ruble, Turkish lira, South African rand, Argentine peso, Brazilian real, Chilean peso, Colombian peso, Mexican peso, Indian rupee, Indonesia rupiah, South Korean won, Philippine peso, and Thai baht. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | ETN Coupon | Index Composition

ETN Coupon

On each coupon payment date prior to maturity or early redemption, you will receive an interest payment to reflect the implied interest earned, net of fees, on your ETNs from and excluding the index roll date for the immediately preceding month to and including the index roll date for the current month. The amount of the interest payment on any coupon payment date will equal (1) the ex coupon indicative value on the index roll date for the immediately preceding month times (2) the difference between (a) the monthly IV return and (b) the monthly spot return. For the purpose of calculating the first interest payment, the index roll date for the immediately preceding month shall be deemed to be the inception date, and the ex coupon indicative value on such date shall be deemed to be equal to the closing indicative value. There is no guarantee that the ETNs will pay coupon.

- The "ex coupon indicative value" on any index roll date will equal (1) the closing indicative value on such date minus (2) the amount of the interest payment per ETN that will be paid on the coupon payment date immediately following such date.
- An "index roll date" is the 15th day of each month, beginning on February 15, 2008 and ending on January 15, 2038, or, if any such day is not a business day in all of the relevant cities (which cities are listed under "The Index – Composition of the Index" in this pricing supplement), or the Trans-European Automated Real-Time Gross Settlement Express Transfer System ("TARGET") is not open on such day, the next following day that is a business day in all of the relevant cities and on which TARGET is open, in each case as determined by the index sponsor.
- The "coupon payment date"" for each month will be the third business day following the coupon ex date for such month. In the event that an interest payment is deferred beyond the stated coupon payment date, penalty interest will not accrue or be payable with respect to that deferred payment.
- The "coupon ex date" for each month will be the business day immediately following the index roll date for such month.
- The "monthly IV return" is the quotient of (i) the closing indicative value on the index roll date for the current month divided by (ii) the ex coupon indicative value on the index roll date for the immediately preceding month.
- The "monthly spot return" is the quotient of (i) the level of the Spot Index on the index roll date for the current month divided by (ii) the level of the Spot Index on the index roll date for the immediately preceding month. In no event, however, will the interest payment on any coupon payment date be less than zero.

Index Roll Date	Coupon Ex-Date	Coupon Payment Date	Coupon Amount
15 Feb 2013	19 Feb 2013	22 Feb 2013	0.1513
19 Mar 2013	20 Mar 2013	25 Mar 2013	0.1409
17 Apr 2013	18 Apr 2013	23 Apr 2013	0.1492
15 May 2013	16 May 2013	21 May 2013	0.1262
18 Jun 2013	19 Jun 2013	24 Jun 2013	0.1696
15 Jul 2013	16 Jul 2013	19 Jul 2013	0.1441
16 Aug 2013	19 Aug 2013	22 Aug 2013	0.2365
17 Sep 2013	18 Sep 2013	23 Sep 2013	0.1962
21 Oct 2013	22 Oct 2013	25 Oct 2013	0.2638
19 Nov 2013	20 Nov 2013	25 Nov 2013	0.1837
17 Dec 2013	18 Dec 2013	23 Dec 2013	0.2213
15 Jan 2014	16 Jan 2014	22 Jan 2014	0.2029
18 Feb 2014	19 Feb 2014	24 Feb 2014	0.2654
18 Mar 2014	19 Mar 2014	24 Mar 2014	0.1241

Source: Barclays, subject to change.

Coupon payments are calculated and paid in accordance with the terms described in the relevant product prospectus. Past performance is not indicative of future results.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain TaM Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiti11g www.iPathETN.com or EDGAR on the SEC website at WIOJw.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

“Bardays Global Emerging Markets Strategy (GEMS) Index”” is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC, All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

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;,roduct L1stmg iPathi! GEMS Index” ETN

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Product Summary

1Path® GEMS Index TM ETN

Description

The iPathi9 GEMS Index . ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Index- (the . Index”‘). The ETNs are riskier than ordimry unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party, Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors,

The Index i~ designed to provide exposure to the total return on local currencies in specified emerging markets through short-term, liquid and diversified mstruments. The Index Constituent Currencies are the Hungarian fJrint, Polish zloty, Russ1an ruble, Turkish lira, South African rand, Argentine peso, Brazilian real, Chilean peso, Colombian peso, Mexican peso, Indian rupee, Indones1a rupiah, South Korean won, Philippine peso, and Thai baht. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks as;ociated with the ETNs, please see ~selected Risk Considerations” below.

Details Chart Returns Correlations ETN Coupon

Index Composition (as of II / 07/2014 )

Index Components IWe1ghtmgs%

Argentine Peso 7.28%

Indian Rupee 7_1)6%

Thai Bah! 7.00%

Indonesian RUpiah 6.96%

PhUippine Peso 6.89%

Mex1canPes) 6.86%

South Africa1 Rand 6.85%

Chilean Peso 6.78%

New Turkish Lira 6.78%

Won- Reputlic o1KOfea (South) 6.70%

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the ‘‘ETNs’’) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under ‘‘Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanati(Jn of risks described under “Risk Factors” in the applicable product prospectus.

You May L()Se Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redempt on, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclay:;; Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, indudinQ any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obli9ations as they come due. As a result, the actual and perceived c-editworthiness of Barclays Bank PLC will affect the market value, Jf any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not rece1ve any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Bec.!luse the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate sigmficant!y less than those of free-floatmg currencies, there 1s lim1ted potential for the increase m v’alue of the underlymg mdex.

Emerging ‘farket Risk: The market value of the ETNs may be mfluenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investment~ m emerging market currencies carnes the risk of loss from unfavorable fluctuations m currency exchange rates due to economic, soc1al, political, f1nanc1al and mil1tary cond1t1ons m the emerging markets, T1e ETNs may be subJect to more volatility than mvestments outside of emen;11ng markets.

Market ancl Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the matunty date or redemption date. You rray also sustam a s1gn1ficant loss 1f you sell your ETNs in the secondary market. Factors that may mfluence the market value of the ETNs 1nclude prevailing market pnces of the U.S, stock or fore1gn exchange markets, the 1ndex components mcluded m the underlymg 1ndex, and prevailmg market pnces of opt1ons on such mdex or any other financ1almstruments related to such mdex; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or Judicial events that .!lffect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs .sre listed on a U.S. national securities exchange, a tradmg market for the ETNs may not develop and the liquid1ty of the ETNs may be lim1ted, as we are not requ1red to ma1ntain any listmg of the ETNs.

No lntere1t P ayme nts trom the ETNs: You m ay not rec-e1ve any mtered payments on the ETN~.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time 1n order to exercise your right to redeem your ETNs en any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the produ::t prospectus,

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation,

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectu’i and other documents Bardays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectu!i if you request it by calling toll-free I-B774 764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments-, LLC o’Jssists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account, CommiSSIOns may apply and there are tax consequences m the event of sale, redemptton or matunty of ETNs.

“Bardays Global Emergmg Markets Strategy (GEMS) IndexTM” IS a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC, Atl rights reserved. iPath, iPath ETNs and the iPath togo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or reg1stered trademarks are the property, and used with the permission, of their respective owners,

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Product Listing > iPath® JPY/USD Exchange Rate ETN

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Product Summary

iPath® JPY/USD Exchange Rate ETN

The iPath®JPY/USD Exchange Rate ETN is designed to provide investors with exposure to the Japanese yen/U.S. dollar exchange rate (the "JPY/USD exchange rate" or the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The JPY/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the Japanese yen and the U.S. dollar. When the Japanese yen appreciates relative to the U.S. dollar, the JPY/USD exchange rate increases (and the value of the ETNs increases); when the Japanese yen depreciates relative to the U.S. dollar, the JPY/USD exchange rate decreases (and the value of the ETNs decreases). The JPY/USD exchange rate is determined by dividing one by the U.S. dollar/Japanese yen exchange rate and truncating the quotient to ten decimal places. Owning the ETNs is not the same as owning Japanese Yen and will not reflect the return you would realize if you actually purchased Japanese yen and converted them into U.S. dollars. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations

Summary

Primary Exchange	NYSE Arca
ETN Ticker	JYN
Intraday Indicative Value Ticker	JYN.IV[1]
Bloomberg ETN Keystroke	JYN<EQUITY><GO>
Bloomberg Index Ticker	JPYUSD WMCO
Investor Fee Rate	0.40% per annum [2]
Deposit Rate	Mutan rate minus 0.25%[4]
CUSIP	06739G851
ISIN	GB00B1WPB282
Inception Date	08 May 2007
Maturity	14 May 2037

Market Indicators (as of 12/04/2014)

Closing Indicative Note Value

$47.70

ETNs outstanding

30,370

Market Capitalization[3]

$1,448,649

Documentation

Prospectus

Factsheet

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.40% per year. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee will equal to (1) the Investor Fee Rate *times* (2) the principal amount of your ETNs *times* (3) the applicable index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) *divided by* (4) 365. The index factor on any given day will be equal to the currency component on that day *times* the accumulation component on that day.
   The accumulation component on the inception date was set equal to one. On each subsequent business day until maturity or early redemption the accumulation component will equal (1) the accumulation component on the immediately preceding business day times (2) the sum of one plus the product of the deposit rate times the relevant daycount fraction.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
4. **Deposit Rate.** For the iPath® JPY/USD Exchange Rate ETN, the Deposit Rate on any given day will be equal to Bank of Japan's uncollateralized overnight call rate, as reported on Reuters page TONAT or any successor page on the immediately preceding business day (the "Mutan rate"), *minus* 0.25%. The Deposit Rate is intended to represent the actual rate that would be paid by a bank on an overnight deposit of Japanese yen.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Single Currency Exchange Risk: An investment in ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing › iPath® JPY/USD Exchange Rate ETN

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Product Summary

iPath® JPY/USD Exchange Rate ETN

The iPath®JPY/USD Exchange Rate ETN is designed to provide investors with exposure to the Japanese yen/U.S. dollar exchange rate (the "JPY/USD exchange rate" or the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The JPY/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the Japanese yen and the U.S. dollar. When the Japanese yen appreciates relative to the U.S. dollar, the JPY/USD exchange rate increases (and the value of the ETNs increases); when the Japanese yen depreciates relative to the U.S. dollar, the JPY/USD exchange rate decreases (and the value of the ETNs decreases). The JPY/USD exchange rate is determined by dividing one by the U.S. dollar/Japanese yen exchange rate and truncating the quotient to ten decimal places. Owning the ETNs is not the same as owning Japanese Yen and will not reflect the return you would realize if you actually purchased Japanese yen and converted them into U.S. dollars. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations

ETN and Index Historical Performance


80
60
40
20
0
-20
Performance (%)
May-07
Aug-08
Nov-09
Feb-11
May-12
Aug-13
Dec-14
iPath® JPY/USD Exchange Rate ETN
Japanese yen / U.S. dollar exchange rate

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was May 8, 2007 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Single Currency Exchange Risk: An investment in ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such indexj and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Ta:K Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) “‘ith the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed IJiith the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting IJIIJnll.iPathETN.com or EDGAR on the SEC website at W1Jn11.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

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—Equity _ Equity ETNs—Understanding ETNs—About Us

—Commodities—Commodity ETNs—Investing in iPath ETNs—iPath Announcements

—Currencies—Currency ETNs—Trading and Redemption—Contact Us

.,. Fixed Income—Fixed Income ETNs—Premiums and Discounts

.,. Alternatives .,. Alternative ETNs .,. Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

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Product Listing iPath® JPY/USD Exchange Rate ETN

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Search JYN

Product Summary

iPath® JPY/USD Exchange Rate ETN

The iPath® JPY/USD Exchange Rate ETN is designed to provide investors with exposure to the Japanese yen/U.S. dollar exchange rate (the "JPY/USD exchange rate" or the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The JPY/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the Japanese yen and the U.S. dollar. When the Japanese yen appreciates relative to the U.S. dollar, the JPY/USD exchange rate increases (and the value of the ETNs increases); when the Japanese yen depreciates relative to the U.S. dollar, the JPY/USD exchange rate decreases (and the value of the ETNs decreases). The JPY/USD exchange rate is determined by dividing one by the U.S. dollar/Japanese yen exchange rate and truncating the quotient to ten decimal places. Owning the ETNs is not the same as owning Japanese Yen and will not reflect the return you would realize if you actually purchased Japanese yen and converted them into U.S. dollars. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations

Index and ETN Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Japanese yen / U.S. dollar exchange rate	-2.17%	-8.31%	-8.97%	-6.39%	-12.65%	-11.55%	0.79%
ETN Closing Indicative Note Value Return	-2.28%	-8.69%	-9.46%	-6.94%	-13.40%	-12.20%	0.29%

ETN Market Price Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
iPath® JPY/USD Exchange Rate ETN	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Source: Bloomberg L.P., subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Single Currency Exchange Risk: An investment in ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such indexj and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain TaM Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Bardays Bank PlC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PlC has filed l.’lith the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting ‘-’’’-’’w.iPathETN.com or EDGAR on the SEC ‘-’’ebsite at www.sec.gov. Alternatively, Barclays Bank PlC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Product Suites About iPath ETNs

“ Equity Equity ETNs “ Understanding ETNs

“ Commodities “ Commodity ETNs “ Investing in iPath ETNs

“ Currencies “ Currency ETNs “ Trading and Redemption

“ Fixed Income “ Fixed Income ETNs “ Premiums and Discounts

“ Alternatives “ Alternative ETNs “ Tax Considerations

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About Us

•	About Us
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•	Contact Us

© Barclays Bank PLC 2014

USA “ Retail Investor “ English “

~ iPath· “ sARClAYs

Products Product Suites About iPat h ETNs About Us

Product Listing iPath~ JPY/USD Exchange Rate ETN

Quick links “ Search JYN

Product Summary

iPath® JPY /USD Exchange Rate ETN

The iPath~JPY/USD Exchange Rate ETN is designed to provide investors with exposure to the Japanese yen/U.S. dollar exchange rate (the “JPY/USD exchange rate” or the “Index”), The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The JPY/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the Japanese yen and the U.S. dollar. When the Japanese yen appreciates relative to the U.S. dollar, the JPY/USD exchange rate increases (and the value of the ETNs increases)i when the Japanese yen depreciates relative to the U.S. dollar, the JPY/USD exchange rate decreases (and the value of the ETNs decreases). The JPY/USD exchange rate is determined by dividing one by the U.S. dollar/Japanese yen exchange rate and truncating the quotient to ten decimal places. Owning the ETNs is not the same as owning Japanese Yen and will not reflect the return you would realize if you actually purchased Japanese yen and converted them into U.S. dollars. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Details Chart Returns

Correlations (as of 10/3 1/2014)

Index ICorrelations·

Japanese yenI U.S. dollar exchange rate 1.00

Barclays US Aggregate Bond Index 0.57

Bloomberg Commodtty Index Total Returns” 0.14

MSCI Emerging Markets Net Total Return Index -0.10

MSCI EAFEIJI Net Total Return Index -0.16

S&P SOOIJI Total Return Index -0.21

Sources: Bloomberg Finance L.P., Barclays, MSCI Inc., S&P Dow Jones Indices LLC. Correlations are calculated on a monthly basis over a 5-year period from the “as of’ date referenced above.

“ Correlation is a term used to describe the statistical relationship between two or more quantities or variables. Perfectly correlated assets will have a correlation coefficient of one, while the correlation coefficient will be zero when returns on two assets are completely independent.

lndeM correlations are for illustrative purposes only and do not represent actual ETN performance. PAST PERFORMANCE IS NOT INDICATIVE FOR FUTURE RESULTS.

The S&P 500~ Index is intended to provide an indication of the pattern of stock price movement in the U.S. equities market.

The Bloomberg Commodity Index Total ReturnSM reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada The MSCI Emerging Markets IndexSM captures large and mid cap representation across 21 Emerging Markets countries.

The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed eMplanation of risks described under “Risk Factors”” in the applicable product prospectus.

You May lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Single Currency EMchange Risk: An investment in ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such indexj and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain TaM Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Bardays Bank PlC has filed a registration statement (including a prospectus) with the SEC for the offering to \IJhich this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PlC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting W\“niJ.iPathETN.com or EDGAR on the SEC website at W\11\ll.sec.gov. Alternatively, Barclays Bank PlC “‘ill arrange for Barclays Capital Inc. to send you the prospectus if you

1	1

property and used with the permission of their respective owners.

1	1

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

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Product Listing > iPath® Asian & Gulf Currency Revaluation ETN

Quick links ▾ Search [Enter CUSIP/Ticker/Underlyer]

Product Summary

iPath® Asian & Gulf Currency Revaluation ETN

The iPath® Asian & Gulf Currency Revaluation ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified emerging Middle Eastern and Asian markets through short-term, liquid and diversified instruments. The Index constituent currencies include the Chinese yuan, the Hong Kong dollar, the Saudi Arabia riyal, the Singapore dollar and the United Arab Emirates dirham. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | ETN Coupon | Index Composition

Summary	
Primary Exchange	NYSE Arca
ETN Ticker	PGD
Intraday Indicative Value Ticker	PGD.IV per annum[1]
Bloomberg ETN Keystroke	PGD<EQUITY><GO>
Bloomberg Index Ticker	BXIIGEMP
Investor Fee Rate	0.89% per annum[2]
CUSIP	06739H420
ISIN	US06739H4204
Inception Date	05 February 2008
Maturity	04 February 2038

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value
$50.10

ETNs outstanding
18,559

Market Capitalization[3]
$929,806

Documentation

Prospectus
Factsheet
IRS Ruling FAQs
Premiums and Discounts
IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.

   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is 0.89% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or redemption, the investor fee will be equal to (1) 0.89% times (2) the closing indicative note value on the immediately preceding calendar day (or the ex-coupon indicative value if such day was an index roll date) times (3) the daily index factor on that day (or, if such day is not an index business day, one) divided by (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day divided by (2) the closing level of the Index on the immediately preceding index business day.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on NYSE Arca, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Emerging Markets Strategy (GEMS) Index™" and "Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing > iPath® Asian & Gulf Currency Revaluation ETN

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Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® Asian & Gulf Currency Revaluation ETN

The iPath® Asian & Gulf Currency Revaluation ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified emerging Middle Eastern and Asian markets through short-term, liquid and diversified instruments. The Index constituent currencies include the Chinese yuan, the Hong Kong dollar, the Saudi Arabia riyal, the Singapore dollar and the United Arab Emirates dirham. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | ETN Coupon | Index Composition

ETN and Index Historical Performance



12.5
10
7.5
5
2.5
0
-2.5
Performance (%)
Feb-08
Mar-09
Apr-10
May-11
Jun-12
Jul-13
Dec-14
iPath® Asian & Gulf Currency Revaluation ETN
Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was February 5, 2008 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on NYSE Area, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs,

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting vn“1w.iPathETN.com or EDGAR on the SEC website at 1.’1\’lw.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

“Barclays Global Emerging Markets Strategy (GEMS) Index”” and “Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index”” are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us

“” Equity “” Equity “” Understanding ETNs “” About Us

“” Commodities “” Commodity “” Investing in iPath ETNs “” latest Announcements

“” Currencies “” Currency “” Trading and Redemption “” Contact Us

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“” Alternatives “” Alternative “” Tax Considerations

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© Barclays Bank PLC 2014

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Product Listing > iPath® Asian & Gulf Currency Revaluation ETN

Quick links ▾ Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® Asian & Gulf Currency Revaluation ETN

The iPath® Asian & Gulf Currency Revaluation ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index℠ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified emerging Middle Eastern and Asian markets through short-term, liquid and diversified instruments. The Index constituent currencies include the Chinese yuan, the Hong Kong dollar, the Saudi Arabia riyal, the Singapore dollar and the United Arab Emirates dirham. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | ETN Coupon | Index Composition

Index and ETN Returns (as of 11/30/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays Global Emerging Markets Strategy (GEMS) Pegged ...	-0.18%	-0.54%	-0.82%	-0.46%	-0.45%	0.99%	1.26%
ETN Closing Indicative Note Value Return	-0.26%	-0.77%	-1.26%	-1.41%	-1.55%	-0.30%	0.05%

ETN Market Price Returns (as of 11/30/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
iPath® Asian & Gulf Currency Revaluation ETN	-0.16%	-0.20%	-0.69%	0.62%	-0.28%	N/A	0.13%

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on NYSE Arca, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Emerging Markets Strategy (GEMS) Index™" and "Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing iPath~ Asian & Gulf Currency Revaluation ETN

Quick links “ Search Enter CUSIP/Ticker/Underlyer Q-.

Product Summary

iPath® Asian & Gulf Currency Revaluation ETN

The iPath:! Asian & Gulf Currency Revaluation ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index·~ (the “Index”), The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified emerging Middle Eastern and Asian markets through short·term, liquid and diversified instruments. The Index constituent currencies include the Chinese yuan, the Hong Kong dollar, the Saudi Arabia riyal, the Singapore dollar and the United Arab Emirates dirham. Owning tile ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Details Chart Returns ETN Coupon Index Composition

Correlations (as of 11 /30/2014)

Index ICorrelations·

Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency IndexTM 1.00

MSCI Emerging Markets Net Total Return Index 0.75

MSCI EAFECII Net Total Return Index 0.72

Bloomberg Commodity Index Total ReturnSM 0.69

S&P SOOCII Total Return Index 0.60

Barclays US Aggregate Bond Index 0.15

Sources: Bloomberg Finance L.P., Barclays, MSCI Inc., S&P Dow Jones Indices LLC. Correlations are calculated on a monthly basis over a 5-year period from the “as of’’ date referenced above.

“ Correlation is a term used to describe the statistical relationship between two or more quantities or variables. Perfectly correlated assets will have a correlation coefficient of one, while the correlation coefficient will be zero when returns on two assets are completely independent.

Index correlations are for illustrative purposes only and do not represent actual ETN performance. PAST PERFORMANCE IS NOT INDICATIVE FOR FUTURE RESULTS.

The S&P 500~ Index is intended to provide an indication of the pattern of stock price movement in the U.S. equities market.

5

The Bloomberg Commodity Index Total Return M reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada The MSCI Emerging Markets IndexSM captures large and mid cap representation across 21 Emerging Markets countries. The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for a II investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but \’le urge you to read the more detailed explanation of risks described under “‘Risk Factors”‘ in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection_

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Bardays: Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets1 the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments: related to such indexi and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on NYSE Area, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs,

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) 1.11ith the SEC for the offering to 1.11hich this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting 1.’1\’1\’l.iPathETN.com or EDGAR on the SEC website at 1.’1\’1\’l.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments1 LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event ~Jf sale, redemption or maturity of ETNs.

“Barclays Global Emerging Markets Strategy (GEMS) Index”” and “Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index”” are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath1 iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks1 servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “

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Product Listing > iPath® Asian & Gulf Currency Revaluation ETN

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Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® Asian & Gulf Currency Revaluation ETN

The iPath® Asian & Gulf Currency Revaluation ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified emerging Middle Eastern and Asian markets through short-term, liquid and diversified instruments. The Index constituent currencies include the Chinese yuan, the Hong Kong dollar, the Saudi Arabia riyal, the Singapore dollar and the United Arab Emirates dirham. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | ETN Coupon | Index Composition

ETN Coupon

On each coupon payment date prior to maturity or early redemption, you will receive an interest payment to reflect the implied interest earned, net of fees, on your ETNs from and excluding the index roll date for the immediately preceding month to and including the index roll date for the current month. The amount of the interest payment on any coupon payment date will equal (1) the ex coupon indicative value on the index roll date for the immediately preceding month times (2) the difference between (a) the monthly IV return and (b) the monthly spot return. For the purpose of calculating the first interest payment, the index roll date for the immediately preceding month shall be deemed to be the inception date, and the ex coupon indicative value on such date shall be deemed to be equal to the closing indicative value. There is no guarantee that the ETNs will pay coupon.

- The "ex coupon indicative value" on any index roll date will equal (1) the closing indicative value on such date minus (2) the amount of the interest payment per ETN that will be paid on the coupon payment date immediately following such date.
  vAn "index roll date" is the 15th day of each month, beginning on February 15, 2008 and ending on January 15, 2038, or, if any such day is not a business day in all of the relevant cities (which cities are listed under "The Index – Composition of the Index" in this pricing supplement), or the Trans-European Automated Real-Time Gross Settlement Express Transfer System ("TARGET") is not open on such day, the next following day that is a business day in all of the relevant cities and on which TARGET is open, in each case as determined by the index sponsor.
- The "coupon payment date" for each month will be the third business day following the coupon ex date for such month. In the event that an interest payment is deferred beyond the stated coupon payment date, penalty interest will not accrue or be payable with respect to that deferred payment.
- The "coupon ex date" for each month will be the business day immediately following the index roll date for such month.
- The "monthly IV return" is the quotient of (i) the closing indicative value on the index roll date for the current month divided by (ii) the ex coupon indicative value on the index roll date for the immediately preceding month.
- The "monthly spot return" is the quotient of (i) the level of the Spot Index on the index roll date for the current month divided by (ii) the level of the Spot Index on the index roll date for the immediately preceding month. In no event, however, will the interest payment on any coupon payment date be less than zero.

Coupon Valuation Date	Coupon Record Date	Coupon Ex-Date	Coupon Payment Date	Coupon Amount	Current Yield[1]
19 Feb 2013	22 Feb 2013	20 Feb 2013	25 Feb 2013	0.0382	0.00%
18 Mar 2013	21 Mar 2013	19 Mar 2013	22 Mar 2013	0.0435	0.00%
15 Apr 2013	18 Apr 2013	16 Apr 2013	19 Apr 2013	0.0574	0.00%
15 May 2013	20 May 2013	16 May 2013	21 May 2013	0.0484	0.00%
17 Jun 2013	20 Jun 2013	18 Jun 2013	21 Jun 2013	0.0454	0.00%
15 Jul 2013	18 Jul 2013	16 Jul 2013	19 Jul 2013	0.0348	0.00%
15 Aug 2013	20 Aug 2013	16 Aug 2013	21 Aug 2013	0.047	0.00%
16 Sep 2013	19 Sep 2013	17 Sep 2013	20 Sep 2013	0.0253	0.00%
21 Oct 2013	22 Oct 2013	22 Oct 2013	23 Oct 2013	0.0239	0.00%
18 Nov 2013	21 Nov 2013	19 Nov 2013	22 Nov 2013	0.019	0.00%
16 Dec 2013	19 Dec 2013	17 Dec 2013	20 Dec 2013	0.0337	0.00%
15 Jan 2014	21 Jan 2014	16 Jan 2014	22 Jan 2014	0.0362	0.00%
18 Feb 2014	21 Feb 2014	19 Feb 2014	24 Feb 2014	0.0292	0.00%
17 Mar 2014	20 Mar 2014	18 Mar 2014	21 Mar 2014	0.0097	0.00%

Coupon payments are calculated and paid in accordance with the terms described in the relevant prospectus. Past performance is not indicative of future results.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on NYSE Arca, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Emerging Markets Strategy (GEMS) Index™" and "Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity
- Commodity
- Currency
- Fixed Income
- Alternative

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- Latest Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

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Product Listing > iPath® Asian & Gulf Currency Revaluation ETN

Quick links ▾

Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® Asian & Gulf Currency Revaluation ETN

The iPath® Asian & Gulf Currency Revaluation ETN is designed to provide investors with exposure to the Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to the total return on local currencies in specified emerging Middle Eastern and Asian markets through short-term, liquid and diversified instruments. The Index constituent currencies include the Chinese yuan, the Hong Kong dollar, the Saudi Arabia riyal, the Singapore dollar and the United Arab Emirates dirham. Owning the ETNs is not the same as owning the Index Constituent Currencies or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | ETN Coupon | Index Composition

Index Composition (as of 11/17/2014)

Top 10 Index Components	Weightings %
Chinese Yuan Renminbi	20.23%
UAE Dirham	20.15%
Saudi Riyal	20.14%
Hong Kong Dollar	20.14%
Singapore Dollar	19.34%

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or foreign exchange markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on NYSE Arca, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Emerging Markets Strategy (GEMS) Index™" and "Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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,. Commodities ,. Commodity ,. Investing in iPath ETNs ,. Latest Announcements

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Product Listing › iPath® US Treasury 5-year Bull ETN

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Product Summary

iPath® US Treasury 5-year Bull ETN

The iPath® US Treasury 5-year Bull ETN is designed to provide investors with exposure to the Barclays 5Y US Treasury Futures Targeted Exposure Index℠. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 5Y US Treasury Futures Targeted Exposure Index℠(the "Index") is designed to decrease in response to an increase in the 5-year Treasury note yields and to increase in response to a decrease in 5-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 5-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 5-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Summary	
Primary Exchange	NYSE Arca
ETN Ticker	DFVL
Intraday Indicative Value Ticker	DFVL.IV[1]
Bloomberg ETN Keystroke	DFVL<EQUITY><GO>
Bloomberg Index Ticker	BXIITEFV
Investor Fee Rate	0.75% per annum [2]
Index Multiplier	$0.10[4]
Index Rolling Cost	$0.06 per annum[5]
CUSIP	06740P650
ISIN	US06740P6503
Inception Date	11 July 2011
Maturity	12 July 2021

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value: $61.88

ETNs outstanding: 8,000

Market Capitalization[3]: $495,040

Documentation

Prospectus | Factsheet | IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.75% per year and is used in determining the investor fee which is calculated on a daily basis in the following manner. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day *times* (2) the Investor Fee Rate *divided by* (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
4. **Index Multiplier.** The effect of the Index Multiplier is to adjust the rate at which the value of the ETNs changes in response to changes in the underlying Index level. As a result of the index multiplier, the ETNs will record a $0.10 gain or loss for every 1.00 point increase or decrease, respectively, in the Index.
5. **Index Rolling Cost.** On any roll day, the index rolling cost for each ETN will equal $0.005. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06 per year, or 0.12% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 5Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing > iPath® US Treasury 5-year Bull ETN

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Product Summary

iPath® US Treasury 5-year Bull ETN

The iPath® US Treasury 5-year Bull ETN is designed to provide investors with exposure to the Barclays 5Y US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 5Y US Treasury Futures Targeted Exposure Index™(the "Index") is designed to decrease in response to an increase in the 5-year Treasury note yields and to increase in response to a decrease in 5-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 5-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 5-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

ETN and Index Historical Performance


30
25
20
15
10
5
0
-5
Performance (%)
Jul-11
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14
Dec-14
iPath® US Treasury 5-year Bull ETN
Barclays 5Y US Treasury Futures Targeted Exposure Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was July 11, 2011 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 5Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products	Product Suites	About iPath ETNs	About Us
► Equity	► Equity ETNs	► Understanding ETNs	► About Us
► Commodities	► Commodity ETNs	► Investing in iPath ETNs	► iPath Announcements
► Currencies	► Currency ETNs	► Trading and Redemption	► Contact Us
► Fixed Income	► Fixed Income ETNs	► Premiums and Discounts	
► Alternatives	► Alternative ETNs	► Tax Considerations	

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

© Barclays Bank PLC 2014

iPath USA Retail Investor English BARCLAYS Products Product suites About ipath ETNs About us

Product Summary

iPath® US Treasury 5-year Bull ETN

The iPath ~ US Treasury 5-year Bull ETN is designed to provide investors with exposure to the Barclays 5Y US Treasury Futures Targeted Exposure Index . The ETNs are unsecured debt obligations of the issuer1 Barclays Bank PLC1 and are not1 either directly or indirectly 1 an obligation of or guaranteed by any third party. Any payment to be made on the ETNs1 including any payment at maturity or upon redemption depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks including possible loss of principa1 and may not be

1	1 1

suitable for all investors.

The Barclays 5Y US Treasury Futures Targeted Exposure Index’~(the “Index”) is designed to decrease in response to an increase in the 5-year Treasury note yields and to increase in response to a decrease in 5-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current “cheapest-to-deliver” note underlying the relevant 5-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 5-year Treasury futures contract, as traded on the Chicago Board of Trade1 underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Details Chart Index Composition

Index and ETN Returns (as of 10/3 1/2014)

I1 mo 13mo 16mo IYTD I1 yr 13yrs IS1nce ETN Inception

Barclays SY US Treasury Futures Targeted Exposure lndexn 1.93% 2.44% 2.65% 4.64% 2.10% 1.89% 3.26%

ETN Closing Indicative Note Value Return 4.02% 4.98% 5.22% 9.36% 3.61% 3.21% 6.35%

ETN Market Price Returns (as of 10/31/2014)

I 1 mo 13mo 16mo IYTD I1 yr 13yrs ISmce ETN Inception

iPathlll US Treasury 5-year Bull ETN 3.96% 4.97% 5.32% 9.62% 3.79% 3.06% 6.35%

iPath USA Retail Investor English BARCLAYS Products Product suites About ipath ETNs About us

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment1 when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated,

PAST PERFORMANCE IS NOT INDICATIVE Of FUTURE RESULTS.

Indew Returns

Index returns show the change in the level of the index underlying the ETNs over the relevant period1 expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index,

ETN Closing Indicative Note Value Returns

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section “Specific Terms of the ETNs” in the prospectus relating to the ETNs.

ETN Market Price Returns

ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns1 and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but 1.11e urge you to read the more detailed ewplanation of risks described under “Risk Factors” in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 5Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products	Product Suites	About iPath ETNs	About Us
▸ Equity	▸ Equity ETNs	▸ Understanding ETNs	▸ About Us
▸ Commodities	▸ Commodity ETNs	▸ Investing in iPath ETNs	▸ iPath Announcements
▸ Currencies	▸ Currency ETNs	▸ Trading and Redemption	▸ Contact Us
▸ Fixed Income	▸ Fixed Income ETNs	▸ Premiums and Discounts	
▸ Alternatives	▸ Alternative ETNs	▸ Tax Considerations	

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

Products | Product Suites | About iPath ETNs | About Us

Product Listing > iPath® US Treasury 5-year Bull ETN

Quick links ▾

Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® US Treasury 5-year Bull ETN

The iPath® US Treasury 5-year Bull ETN is designed to provide investors with exposure to the Barclays 5Y US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 5Y US Treasury Futures Targeted Exposure Index™(the "Index") is designed to decrease in response to an increase in the 5-year Treasury note yields and to increase in response to a decrease in 5-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 5-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 5-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | **Index Composition**

Index Composition (as of 12/03/2014)

Index Components	Weightings %
CBOT 5YR March 2015	100.00%

Source: Barclays, subject to change.

Weights of the underlying futures contracts in the Index expressed as a percentage of the total absolute dollar exposure of the portfolio.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 5Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

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Product Listing > iPath® US Treasury 5-year Bear ETN

Quick links ▾ Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® US Treasury 5-year Bear ETN

The iPath® US Treasury 5-year Bear ETN is designed to provide investors with inverse exposure to the Barclays 5Y US Treasury Futures Targeted Exposure Index℠. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 5Y US Treasury Futures Targeted Exposure Index℠ (the "Index") is designed to decrease in response to an increase in the 5-year Treasury note yields and to increase in response to a decrease in 5-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 5-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 5-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Summary	
Primary Exchange	NYSE Arca
ETN Ticker	DFVS
Intraday Indicative Value Ticker	DFVS.IV[1]
Bloomberg ETN Keystroke	DFVS<EQUITY><GO>
Bloomberg Index Ticker	BXIITEFV
Investor Fee Rate	0.75% per annum [2]
Index Multipler	-$0.10[4]
Index Rolling Cost	$0.06 per annum[5]
CUSIP	06740P643
ISIN	US06740P6438
Inception Date	11 July 2011
Maturity	12 July 2021

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value
$35.39

ETNs outstanding
226,600

Market Capitalization[3]
$8,019,374

Documentation

Prospectus

Factsheet

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.75% per year and is used in determining the investor fee which is calculated on a daily basis in the following manner. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day *times* (2) the Investor Fee Rate *divided by* (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
4. **Index Multiplier.** The effect of the Index Multiplier is to adjust the rate at which the value of the ETNs changes in response to changes in the underlying Index level. As a result of the index multiplier, the ETNs will record a $0.10 gain or loss for every 1.00 point increase or decrease, respectively, in the Index.
5. **Index Rolling Cost.** On any roll day, the index rolling cost for each ETN will equal $0.005. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06 per year, or 0.12% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 5Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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▸ Currencies	▸ Currency ETNs	▸ Trading and Redemption	▸ Contact Us
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Product Listing › iPath® US Treasury 5-year Bear ETN
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Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® US Treasury 5-year Bear ETN

The iPath® US Treasury 5-year Bear ETN is designed to provide investors with inverse exposure to the Barclays 5Y US Treasury Futures Targeted Exposure Index℠. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 5Y US Treasury Futures Targeted Exposure Index℠ (the "Index") is designed to decrease in response to an increase in the 5-year Treasury note yields and to increase in response to a decrease in 5-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 5-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 5-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

ETN and Index Historical Performance


20
10
0
-10
-20
-30
-40
Performance (%)
Jul-11
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14
Dec-14
iPath® US Treasury 5-year Bear ETN
Barclays 5Y US Treasury Futures Targeted Exposure Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was July 11, 2011 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 5Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
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- Alternatives

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- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath BARCLAYS

Products | Product Suites | About iPath ETNs | About Us

Product Listing > iPath® US Treasury 5-year Bear ETN

Quick links ▾ Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® US Treasury 5-year Bear ETN

The iPath® US Treasury 5-year Bear ETN is designed to provide investors with inverse exposure to the Barclays 5Y US Treasury Futures Targeted Exposure Index℠. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 5Y US Treasury Futures Targeted Exposure Index℠ (the "Index") is designed to decrease in response to an increase in the 5-year Treasury note yields and to increase in response to a decrease in 5-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 5-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 5-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index and ETN Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays 5Y US Treasury Futures Targeted Exposure Index™	1.93%	2.44%	2.65%	4.64%	2.10%	1.89%	3.26%
ETN Closing Indicative Note Value Return	-6.31%	-7.95%	-8.75%	-14.10%	-7.59%	-6.43%	-9.40%

ETN Market Price Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
iPath® US Treasury 5-year Bear ETN	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 5Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing > iPath® US Treasury 5-year Bear ETN

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Product Summary

iPath® US Treasury 5-year Bear ETN

The iPath® US Treasury 5-year Bear ETN is designed to provide investors with inverse exposure to the Barclays 5Y US Treasury Futures Targeted Exposure Index℠. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 5Y US Treasury Futures Targeted Exposure Index℠(the "Index") is designed to decrease in response to an increase in the 5-year Treasury note yields and to increase in response to a decrease in 5-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 5-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 5-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index Composition (as of 12/03/2014)

Index Components	Weightings %
CBOT 5YR March 2015	100.00%

Source: Barclays, subject to change.

Weights of the underlying futures contracts in the Index expressed as a percentage of the total absolute dollar exposure of the portfolio.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

“Barclays SY US Treasury Futures Targeted Exposure IndexTM” is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property1 and used with the permission1 of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us

11- Equity II> Equity ETNs 11- Understanding ETNs 11- About Us

11- Commodities 11- Commodity ETNs 11- Investing in iPath ETNs 11- iPath Announcements

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.,. Fixed Income .,. Fixed Income ETNs .,. Premiums and Discounts

“ Alternatives .,. Alternative ETNs .,. Tax Considerations

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Product Listing › iPath® US Treasury Long Bond Bull ETN

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Product Summary

iPath® US Treasury Long Bond Bull ETN

The iPath® US Treasury Long Bond Bull ETN is designed to provide investors with exposure to the Barclays Long Bond US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays Long Bond US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the long-dated Treasury bond yields and to increase in response to a decrease in long-dated Treasury bond yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" bond underlying the relevant long-dated Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant long-dated Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Summary	
Primary Exchange	NYSE Arca
ETN Ticker	DLBL
Intraday Indicative Value Ticker	DLBL.IV[1]
Bloomberg ETN Keystroke	DLBL<EQUITY><GO>
Bloomberg Index Ticker	BXIITEUS
Investor Fee Rate	0.75% per annum[2]
Index Multiplier	$0.10[4]
Index Rolling Cost	$0.06 per annum[5]
CUSIP	06740L527
ISIN	US06740L5277
Inception Date	09 August 2010
Maturity	13 August 2020

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value
$72.78

ETNs outstanding
24,556

Market Capitalization[3]
$1,787,186

Documentation

Prospectus

Factsheet

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.75% per year and is used in determining the investor fee which is calculated on a daily basis in the following manner. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day *times* (2) the Investor Fee Rate *divided by* (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
4. **Index Multiplier.** The effect of the Index Multiplier is to adjust the rate at which the value of the ETNs changes in response to changes in the underlying Index level. As a result of the index multiplier, the ETNs will record a $0.10 gain or loss for every 1.00 point increase or decrease, respectively, in the Index.
5. **Index Rolling Cost.** On any roll day, the index rolling cost for each ETN will equal $0.005. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06 per year, or 0.12% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Long Bond US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing iPath® US Treasury Long Bond Bull ETN
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Product Summary

iPath® US Treasury Long Bond Bull ETN

The iPath® US Treasury Long Bond Bull ETN is designed to provide investors with exposure to the Barclays Long Bond US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays Long Bond US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the long-dated Treasury bond yields and to increase in response to a decrease in long-dated Treasury bond yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" bond underlying the relevant long-dated Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant long-dated Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

ETN and Index Historical Performance


60
40
20
0
-20
Performance (%)
Aug-10
Apr-11
Dec-11
Aug-12
Apr-13
Dec-13
Dec-14
iPath® US Treasury Long Bond Bull ETN
Barclays Long Bond US Treasury Futures Targeted Exposure Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was August 9, 2010 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Long Bond US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing > iPath® US Treasury Long Bond Bull ETN

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Product Summary

iPath® US Treasury Long Bond Bull ETN

The iPath® US Treasury Long Bond Bull ETN is designed to provide investors with exposure to the Barclays Long Bond US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays Long Bond US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the long-dated Treasury bond yields and to increase in response to a decrease in long-dated Treasury bond yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" bond underlying the relevant long-dated Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant long-dated Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index and ETN Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays Long Bond US Treasury Futures Targeted Exposure Index™	3.02%	4.84%	8.29%	18.51%	12.20%	5.22%	9.63%
ETN Closing Indicative Note Value Return	3.06%	4.78%	8.12%	18.34%	11.70%	4.52%	8.93%

ETN Market Price Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
iPath® US Treasury Long Bond Bull ETN	2.97%	4.90%	8.21%	18.72%	11.74%	4.24%	8.92%

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Long Bond US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products
- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites
- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs
- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us
- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

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Product Listing › iPath® US Treasury Long Bond Bull ETN

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Search dbl

Product Summary

iPath® US Treasury Long Bond Bull ETN

The iPath® US Treasury Long Bond Bull ETN is designed to provide investors with exposure to the Barclays Long Bond US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays Long Bond US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the long-dated Treasury bond yields and to increase in response to a decrease in long-dated Treasury bond yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" bond underlying the relevant long-dated Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant long-dated Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index Composition (as of 12/03/2014)

Index Components	Weightings %
CBOT 30yr UST March 2015	100.00%

Source: Barclays, subject to change.

Weights of the underlying futures contracts in the Index expressed as a percentage of the total absolute dollar exposure of the portfolio.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Long Bond US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing > iPath® US Treasury Long Bond Bear ETN

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Product Summary

iPath® US Treasury Long Bond Bear ETN

The iPath® US Treasury Long Bond Bear ETN is designed to provide investors with inverse exposure to the Barclays Long Bond US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays Long Bond US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the long-dated Treasury bond yields and to increase in response to a decrease in long-dated Treasury bond yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" bond underlying the relevant long-dated Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant long-dated Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Summary

Primary Exchange	NYSE Arca
ETN Ticker	DLBS
Intraday Indicative Value Ticker	DLBS.IV[1]
Bloomberg ETN Keystroke	DLBS<EQUITY><GO>
Bloomberg Index Ticker	BXIITEUS
Investor Fee Rate	0.75% per annum[2]
Index Multiplier	-$0.10[4]
Index Rolling Cost	$0.06 per annum[5]
CUSIP	06740L444
ISIN	US06740L4445
Inception Date	09 August 2010
Maturity	13 August 2020

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value
$23.75

ETNs outstanding
1,617,048

Market Capitalization[3]
$38,404,890

Documentation

Prospectus

Factsheet

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.75% per year and is used in determining the investor fee which is calculated on a daily basis in the following manner. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day *times* (2) the Investor Fee Rate *divided by* (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
4. **Index Multiplier.** The effect of the Index Multiplier is to adjust the rate at which the value of the ETNs changes in response to changes in the underlying Index level. As a result of the index multiplier, the ETNs will record a $0.10 gain or loss for every 1.00 point increase or decrease, respectively, in the Index.
5. **Index Rolling Cost.** On any roll day, the index rolling cost for each ETN will equal $0.005. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06 per year, or 0.12% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Long Bond US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products	Product Suites	About iPath ETNs	About Us
► Equity	► Equity ETNs	► Understanding ETNs	► About Us
► Commodities	► Commodity ETNs	► Investing in iPath ETNs	► iPath Announcements
► Currencies	► Currency ETNs	► Trading and Redemption	► Contact Us
► Fixed Income	► Fixed Income ETNs	► Premiums and Discounts	
► Alternatives	► Alternative ETNs	► Tax Considerations	

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Product Listing > iPath® US Treasury Long Bond Bear ETN

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Product Summary

iPath® US Treasury Long Bond Bear ETN

The iPath® US Treasury Long Bond Bear ETN is designed to provide investors with inverse exposure to the Barclays Long Bond US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays Long Bond US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the long-dated Treasury bond yields and to increase in response to a decrease in long-dated Treasury bond yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" bond underlying the relevant long-dated Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant long-dated Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

ETN and Index Historical Performance


75
50
25
0
-25
-50
-75
Performance (%)
Aug-10
Apr-11
Dec-11
Aug-12
Apr-13
Dec-13
Dec-14
iPath® US Treasury Long Bond Bear ETN
Barclays Long Bond US Treasury Futures Targeted Exposure Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was August 9, 2010 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Long Bond US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products
- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites
- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs
- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

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- About Us
- iPath Announcements
- Contact Us

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

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Product Listing › iPath® US Treasury Long Bond Bear ETN

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Product Summary

iPath® US Treasury Long Bond Bear ETN

The iPath® US Treasury Long Bond Bear ETN is designed to provide investors with inverse exposure to the Barclays Long Bond US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays Long Bond US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the long-dated Treasury bond yields and to increase in response to a decrease in long-dated Treasury bond yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" bond underlying the relevant long-dated Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant long-dated Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index and ETN Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays Long Bond US Treasury Futures Targeted Exposure Index™	3.02%	4.84%	8.29%	18.51%	12.20%	5.22%	9.63%
ETN Closing Indicative Note Value Return	-8.11%	-12.31%	-18.96%	-32.22%	-25.14%	-11.77%	-15.26%

ETN Market Price Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
iPath® US Treasury Long Bond Bear ETN	-7.90%	-12.48%	-19.12%	-32.55%	-25.22%	-11.36%	-15.25%

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain TaK Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) ‘IJith the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

“Bardays Long Bond US Treasury Futures Targeted Exposure IndexTM” is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us

- Equity .,_ Equity ETNs—Understanding ETNs—About Us

.,_ Commodities .,_ Commodity ETNs—Investing in iPath ETNs .,_ iPath Announcements

.,_ Currencies .,_ Currency ETNs .,_ Trading and Redemption .,_ Contact Us

.,_ Fixed Income .,_ Fixed Income ETNs .,_ Premiums and Discounts

.,_ Alternatives .,_ Alternative ETNs .,_ Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

iPath

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Products | Product Suites | About iPath ETNs | About Us

Product Listing > iPath® US Treasury Long Bond Bear ETN

Quick links ▾

Search dbs

Product Summary

iPath® US Treasury Long Bond Bear ETN

The iPath® US Treasury Long Bond Bear ETN is designed to provide investors with inverse exposure to the Barclays Long Bond US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays Long Bond US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the long-dated Treasury bond yields and to increase in response to a decrease in long-dated Treasury bond yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" bond underlying the relevant long-dated Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant long-dated Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index Composition (as of 12/03/2014)

Index Components	Weightings %
CBOT 30yr UST March 2015	100.00%

Source: Barclays, subject to change.

Weights of the underlying futures contracts in the Index expressed as a percentage of the total absolute dollar exposure of the portfolio.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Long Bond US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing > iPath® US Treasury 2-year Bull ETN

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Product Summary

iPath® US Treasury 2-year Bull ETN

The iPath® US Treasury 2-year Bull ETN is designed to provide investors with inverse exposure to the Barclays 2Y US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 2Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 2-year Treasury note yields and to increase in response to a decrease in 2-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 2-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 2-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Summary	
Primary Exchange	NYSE Arca
ETN Ticker	DTUL
Intraday Indicative Value Ticker	DTUL.IV[1]
Bloomberg ETN Keystroke	DTUL<EQUITY><GO>
Bloomberg Index Ticker	BXIITETU
Investor Fee Rate	0.75% per annum [2]
Index Multiplier	$0.10[4]
Index Rolling Cost	$0.06 per annum[5]
CUSIP	06740L469
ISIN	US06740L4692
Inception Date	09 August 2010
Maturity	13 August 2020

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value
$61.06

ETNs outstanding
40,833

Market Capitalization[3]
$2,493,263

Documentation

Prospectus

Factsheet

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.75% per year and is used in determining the investor fee which is calculated on a daily basis in the following manner. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day *times* (2) 0.75% *divided by* (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
4. **Index Multiplier.** The effect of the Index Multiplier is to adjust the rate at which the value of the ETNs changes in response to changes in the underlying Index level. As a result of the index multiplier, the ETNs will record a $0.10 gain or loss for every 1.00 point increase or decrease, respectively, in the Index.
5. **Index Rolling Cost.** On any roll day, the index rolling cost for each ETN will equal $0.005. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06 per year, or 0.12% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 2Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products	Product Suites	About iPath ETNs	About Us
► Equity	► Equity ETNs	► Understanding ETNs	► About Us
► Commodities	► Commodity ETNs	► Investing in iPath ETNs	► iPath Announcements
► Currencies	► Currency ETNs	► Trading and Redemption	► Contact Us
► Fixed Income	► Fixed Income ETNs	► Premiums and Discounts	
► Alternatives	► Alternative ETNs	► Tax Considerations	

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

© Barclays Bank PLC 2014

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Product Listing iPath® US Treasury 2-year Bull ETN

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Product Summary

iPath® US Treasury 2-year Bull ETN

The iPath® US Treasury 2-year Bull ETN is designed to provide investors with inverse exposure to the Barclays 2Y US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 2Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 2-year Treasury note yields and to increase in response to a decrease in 2-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 2-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 2-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details Chart Returns Index Composition

ETN and Index Historical Performance


Performance (%)
30
25
20
15
10
5
0
-5
Aug-10
Apr-11
Dec-11
Aug-12
Apr-13
Dec-13
Dec-14
iPath® US Treasury 2-year Bull ETN
Barclays 2Y US Treasury Futures Targeted Exposure Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was August 9, 2010 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 2Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products	Product Suites	About iPath ETNs	About Us
▸ Equity	▸ Equity ETNs	▸ Understanding ETNs	▸ About Us
▸ Commodities	▸ Commodity ETNs	▸ Investing in iPath ETNs	▸ iPath Announcements
▸ Currencies	▸ Currency ETNs	▸ Trading and Redemption	▸ Contact Us
▸ Fixed Income	▸ Fixed Income ETNs	▸ Premiums and Discounts	
▸ Alternatives	▸ Alternative ETNs	▸ Tax Considerations	

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

Products Product Suites About iPath ETNs About Us

Product Listing > iPath® US Treasury 2-year Bull ETN

Quick links ▾

Search dtul

Product Summary

iPath® US Treasury 2-year Bull ETN

The iPath® US Treasury 2-year Bull ETN is designed to provide investors with inverse exposure to the Barclays 2Y US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 2Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 2-year Treasury note yields and to increase in response to a decrease in 2-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 2-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 2-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index and ETN Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays 2Y US Treasury Futures Targeted Exposure Index™	1.42%	1.71%	1.74%	2.74%	2.09%	1.35%	2.55%
ETN Closing Indicative Note Value Return	2.94%	3.42%	3.26%	5.16%	3.59%	2.06%	4.78%

ETN Market Price Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
iPath® US Treasury 2-year Bull ETN	2.85%	3.37%	3.19%	5.09%	3.55%	1.98%	4.77%

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 2Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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- Premiums and Discounts
- Tax Considerations

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- iPath Announcements
- Contact Us

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Product Listing > iPath® US Treasury 2-year Bull ETN

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Product Summary

iPath® US Treasury 2-year Bull ETN

The iPath® US Treasury 2-year Bull ETN is designed to provide investors with inverse exposure to the Barclays 2Y US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 2Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 2-year Treasury note yields and to increase in response to a decrease in 2-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 2-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 2-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index Composition (as of 12/03/2014)

Index Components	Weightings %
CBOT 2YR UST March 2015	100.00%

Source: Barclays, subject to change.

Weights of the underlying futures contracts in the Index expressed as a percentage of the total absolute dollar exposure of the portfolio.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 2Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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“ Equity .,. Equity ETNs .,. Understanding ETNs .,. About Us

.,. Commodities .,. Commodity ETNs .,. Investing in iPath ETNs ,. iPath Announcements

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.,. Fixed Income .,. Fixed Income ETNs .,. Premiums and Discounts

.,. Alternatives .,. Alternative ETNs 11> Tax Considerations

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Product Listing > iPath® US Treasury 2-year Bear ETN

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Product Summary

iPath® US Treasury 2-year Bear ETN

The iPath® US Treasury 2-year Bear ETN is designed to provide investors with inverse exposure to the Barclays 2Y US Treasury Futures Targeted Exposure Index™.The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 2Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 2-year Treasury note yields and to increase in response to a decrease in 2-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 2-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 2-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Summary

Primary Exchange	NYSE Arca
ETN Ticker	DTUS
Intraday Indicative Value Ticker	DTUS.IV[1]
Bloomberg ETN Keystroke	DTUS<EQUITY><GO>
Bloomberg Index Ticker	BXIITETU
Investor Fee Rate	0.75% per annum [2]
Index Multipler	-$0.10[4]
Index Rolling Cost	$0.06 per annum[5]
CUSIP	06740L519
ISIN	US06740L5194
Inception Date	09 August 2010
Maturity	13 August 2020

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value
$35.46

ETNs outstanding
365,943

Market Capitalization[3]
$12,979,998

Documentation

Prospectus

Factsheet

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.75% per year and is used in determining the investor fee which is calculated on a daily basis in the following manner. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day *times* (2) the Investor Fee Rate *divided by* (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding.
4. **Index Multiplier.** The effect of the Index Multiplier is to adjust the rate at which the value of the ETNs changes in response to changes in the underlying Index level. As a result of the index multiplier, the ETNs will record a $0.10 gain or loss for every 1.00 point increase or decrease, respectively, in the Index.
5. **Index Rolling Cost.** On any roll day, the index rolling cost for each ETN will equal $0.005. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06 per year, or 0.12% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 2Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

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Product Listing > iPath® US Treasury 2-year Bear ETN

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Product Summary

iPath® US Treasury 2-year Bear ETN

The iPath® US Treasury 2-year Bear ETN is designed to provide investors with inverse exposure to the Barclays 2Y US Treasury Futures Targeted Exposure Index™.The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 2Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 2-year Treasury note yields and to increase in response to a decrease in 2-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 2-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 2-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

ETN and Index Historical Performance


20
10
0
-10
-20
-30
-40
Performance (%)
Aug-10
Apr-11
Dec-11
Aug-12
Apr-13
Dec-13
Dec-14
iPath® US Treasury 2-year Bear ETN
Barclays 2Y US Treasury Futures Targeted Exposure Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was August 9, 2010 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 2Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Summary

iPath® US Treasury 2-year Bear ETN

The iPath® US Treasury 2-year Bear ETN is designed to provide investors with inverse exposure to the Barclays 2Y US Treasury Futures Targeted Exposure Index™.The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 2Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 2-year Treasury note yields and to increase in response to a decrease in 2-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 2-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 2-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index and ETN Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays 2Y US Treasury Futures Targeted Exposure Index™	1.42%	1.71%	1.74%	2.74%	2.09%	1.35%	2.55%
ETN Closing Indicative Note Value Return	-4.81%	-5.86%	-6.15%	-9.30%	-7.58%	-5.06%	-7.66%

ETN Market Price Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
iPath® US Treasury 2-year Bear ETN	-4.80%	-5.98%	-5.96%	-9.24%	-7.60%	-4.99%	-7.66%

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 2Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

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Product Listing > iPath® US Treasury 2-year Bear ETN

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Product Summary

iPath® US Treasury 2-year Bear ETN

The iPath® US Treasury 2-year Bear ETN is designed to provide investors with inverse exposure to the Barclays 2Y US Treasury Futures Targeted Exposure Index™.The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 2Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 2-year Treasury note yields and to increase in response to a decrease in 2-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 2-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 2-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index Composition (as of 12/03/2014)

Index Components	Weightings %
CBOT 2YR UST March 2015	100.00%

Source: Barclays, subject to change.

Weights of the underlying futures contracts in the Index expressed as a percentage of the total absolute dollar exposure of the portfolio.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 2Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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.,. Commodities .,. Commodity ETNs .,. Investing in iPath ETNs .,. iPath Announcements

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Product Listing › iPath® US Treasury 10-year Bull ETN
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Product Summary

iPath® US Treasury 10-year Bull ETN

The iPath® US Treasury 10-year Bull ETN is designed to provide investors with exposure to the Barclays 10Y US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 10Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 10-year Treasury note yields and to increase in response to a decrease in 10-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 10-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 10-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Summary

Primary Exchange	NYSE Arca
ETN Ticker	DTYL
Intraday Indicative Value Ticker	DTYL.IV[1]
Bloomberg ETN Keystroke	DTYL<EQUITY><GO>
Bloomberg Index Ticker	BXIITETY
Investor Fee Rate	0.75% per annum[2]
Index Multiplier	$0.10[4]
Index Rolling Cost	$0.06 per annum[5]
CUSIP	06740L493
ISIN	US06740L4932
Inception Date	09 August 2010
Maturity	13 August 2020

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value
$73.10

ETNs outstanding
40,093

Market Capitalization[3]
$2,930,798

Documentation

Prospectus
Factsheet
IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.75% per year and is used in determining the investor fee which is calculated on a daily basis in the following manner. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day *times* (2) the Investor Fee Rate *divided by* (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
4. **Index Multiplier.** The effect of the Index Multiplier is to adjust the rate at which the value of the ETNs changes in response to changes in the underlying Index level. As a result of the index multiplier, the ETNs will record a $0.10 gain or loss for every 1.00 point increase or decrease, respectively, in the Index.
5. **Index Rolling Cost.** On any roll day, the index rolling cost for each ETN will equal $0.005. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06 per year, or 0.12% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 10Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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- Equity ETNs
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- Fixed Income ETNs
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- Premiums and Discounts
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Product Listing > iPath® US Treasury 10-year Bull ETN

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Product Summary

iPath® US Treasury 10-year Bull ETN

The iPath® US Treasury 10-year Bull ETN is designed to provide investors with exposure to the Barclays 10Y US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 10Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 10-year Treasury note yields and to increase in response to a decrease in 10-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 10-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 10-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

ETN and Index Historical Performance


60
40
20
0
-20
Performance (%)
Aug-10
Apr-11
Dec-11
Aug-12
Apr-13
Dec-13
Dec-14
iPath® US Treasury 10-year Bull ETN
Barclays 10Y US Treasury Futures Targeted Exposure Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was August 9, 2010 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 10Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

iPath

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BARCLAYS

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Product Listing > iPath® US Treasury 10-year Bull ETN

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Search dtyl

Product Summary

iPath® US Treasury 10-year Bull ETN

The iPath® US Treasury 10-year Bull ETN is designed to provide investors with exposure to the Barclays 10Y US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 10Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 10-year Treasury note yields and to increase in response to a decrease in 10-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 10-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 10-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index and ETN Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays 10Y US Treasury Futures Targeted Exposure Index™	1.92%	2.68%	3.91%	7.55%	3.80%	3.30%	5.75%
ETN Closing Indicative Note Value Return	3.06%	4.16%	6.00%	11.93%	5.40%	4.64%	9.15%

ETN Market Price Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
iPath® US Treasury 10-year Bull ETN	3.02%	4.24%	6.14%	12.39%	5.59%	4.43%	9.16%

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 10Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products	Product Suites	About iPath ETNs	About Us
► Equity	► Equity ETNs	► Understanding ETNs	► About Us
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► Currencies	► Currency ETNs	► Trading and Redemption	► Contact Us
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► Alternatives	► Alternative ETNs	► Tax Considerations	

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Product Listing › iPath® US Treasury 10-year Bull ETN

Quick links ▾ Search dtyl

Product Summary

iPath® US Treasury 10-year Bull ETN

The iPath® US Treasury 10-year Bull ETN is designed to provide investors with exposure to the Barclays 10Y US Treasury Futures Targeted Exposure Index™. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 10Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 10-year Treasury note yields and to increase in response to a decrease in 10-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 10-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 10-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index Composition (as of 12/03/2014)

Index Components	Weightings %
CBOT 10YR March 2015	100.00%

Source: Barclays, subject to change.

Weights of the underlying futures contracts in the Index expressed as a percentage of the total absolute dollar exposure of the portfolio.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 10Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing > iPath® US Treasury 10-year Bear ETN

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Product Summary

iPath® US Treasury 10-year Bear ETN

The iPath® US Treasury 10-year Bear ETN is designed to provide investors with inverse exposure to the Barclays 10Y US Treasury Futures Targeted Exposure Index™. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 10Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 10-year Treasury note yields and to increase in response to a decrease in 10-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 10-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 10-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Summary	
Primary Exchange	NYSE Arca
ETN Ticker	DTYS
Intraday Indicative Value Ticker	DTYS.IV[1]
Bloomberg ETN Keystroke	DTYS<EQUITY><GO>
Bloomberg Index Ticker	BXIITETY
Investor Fee Rate	0.75% per annum[2]
Index Multiplier	-$0.10[4]
Index Rolling Cost	$0.06 per annum[5]
CUSIP	06740L451
ISIN	US06740L4510
Inception Date	09 August 2010
Maturity	13 August 2020

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value: $23.43

ETNs outstanding: 4,276,660

Market Capitalization[3]: $100,202,144

Documentation

Prospectus | Factsheet | IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. *For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.*
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.75% per year and is used in determining the investor fee which is calculated on a daily basis in the following manner. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day *times* (2) the Investor Fee Rate *divided by* (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
4. **Index Multiplier.** The effect of the Index Multiplier is to adjust the rate at which the value of the ETNs changes in response to changes in the underlying Index level. As a result of the index multiplier, the ETNs will record a $0.10 gain or loss for every 1.00 point increase or decrease, respectively, in the Index.
5. **Index Rolling Cost.** On any roll day, the index rolling cost for each ETN will equal $0.005. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06 per year, or 0.12% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 10Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

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- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

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Product Listing > iPath® US Treasury 10-year Bear ETN
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Product Summary

iPath® US Treasury 10-year Bear ETN

The iPath® US Treasury 10-year Bear ETN is designed to provide investors with inverse exposure to the Barclays 10Y US Treasury Futures Targeted Exposure Index™. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 10Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 10-year Treasury note yields and to increase in response to a decrease in 10-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 10-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 10-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

ETN and Index Historical Performance


40
20
0
-20
-40
-60
-80
Performance (%)
Aug-10
Apr-11
Dec-11
Aug-12
Apr-13
Dec-13
Dec-14
iPath® US Treasury 10-year Bear ETN
Barclays 10Y US Treasury Futures Targeted Exposure Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was August 9, 2010 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays 10Y US Treasury Futures Targeted Exposure Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

Products | Product Suites | About iPath ETNs | About Us

Product Listing > iPath® US Treasury 10-year Bear ETN

Quick links ▾ Search dtys

Product Summary

iPath® US Treasury 10-year Bear ETN

The iPath® US Treasury 10-year Bear ETN is designed to provide investors with inverse exposure to the Barclays 10Y US Treasury Futures Targeted Exposure Index™. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays 10Y US Treasury Futures Targeted Exposure Index™ (the "Index") is designed to decrease in response to an increase in the 10-year Treasury note yields and to increase in response to a decrease in 10-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current "cheapest-to-deliver" note underlying the relevant 10-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 10-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index and ETN Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays 10Y US Treasury Futures Targeted Exposure Index™	1.92%	2.68%	3.91%	7.55%	3.80%	3.30%	5.75%
ETN Closing Indicative Note Value Return	-8.37%	-11.36%	-15.72%	-25.75%	-15.77%	-12.25%	-15.76%

ETN Market Price Returns (as of 10/31/2014)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
iPath® US Treasury 10-year Bear ETN	-8.20%	-11.51%	-15.93%	-26.23%	-16.15%	-11.92%	-15.77%

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Tr-ading Mar-ket for- the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for- Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation,

Barclays Bank PLC has filed a registration statement (including a prospectus) ‘IJith the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Bardays Bank PLC has filed ‘IJith the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternati.,ely, Bardays Bank PLC ‘1Ji11 arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free l-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

“Barclays lOY US Treasury Futures Targeted Exposure Indexn1 is a trademark of Barclays Bank PLC.

“

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

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Product Summary

·1Path® US Treasury 10 -year Bear ETN

The iPathl!l US Treasury 10-year Bear ETN is designed to provide investors with inverse exposure to the Barclays lOY US Treasury Futures Targeted Exposure IndexTM, The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays lOY US Treasury Futures Targeted Exposure IndexTM (the “Index”) is designed to decrease in response to an increase in the 10-year Treasury note yields and to increase in response to a decrease in 10-year Treasury note yields. The Index targets a fixed level of sensitivity to changes in the yield of the current “cheapest-to-deliver” note underlying the relevant 10-year Treasury futures contract at a given point in time. The Index seeks to achieve its target sensitivity through the allocation of a weighting to the relevant 10-year Treasury futures contract, as traded on the Chicago Board of Trade, underlying the Index. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

iPath USA Retail Investor English BARCLAYS Products Product suites About ipath ETNs About us

Weights of the underlying futures contracts in the Index expressed as a percentage of the total absolute dollar exposure of the portfolio.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but v1e urge you to read the more detailed explanation of risks described under “Risk Factors” in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption1 even if the value of such index level has increased or decreased1 as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer Barclays Bank PLC and are not either directly or indirectly, an obligation of or guaranteed by any third party, Any

1	1 1

payment to be made on the ETNs, including any payment at maturity or upon redemption depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result the actual and

1	1

perceived creditworthiness of Barclays Bank PLC will affect the market value if any of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations,

1	1

you may not receive any amounts owed to you under the terms of the ETNs.

The Underlying U.S. Treasury Note or Bond Yield May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index1 which inversely corresponds to changes in the underlying U.S. Treasury note or bond yield. Changes in the underlying U.S. Treasury note or bond yield are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury note or bond yield to increase1 decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index level Will Decrease or Increase by 1.00 Point for Every 0.01% Change in the level of the Underlying U.S. Treasury Note or Bond Yield: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets1 the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, politica11 regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index,

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited1 as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 501000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) n“ith the SEC for the offering to \Vhich this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed \Vith the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting W\V\v.iPathETN.com or EDGAR on the SEC \Vebsite at www.sec.gov. Alternatively, Barclays Bank PLC \Viii arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments~ LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale1 redemption or maturity of ETNs.

“Barclays lOY US Treasury Futures Targeted Exposure Index”” is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath1 iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property1 and used with the permission1 of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us

,. Equity Equity ETNs .,. Understanding ETNs ,. About Us

“ Commodities .,. Commodity ETNs ,. Investing in iPath ETNs iPath Announcements

“ Currencies .,. Currency ETNs .,. Trading and Redemption .,. Contact Us

.,. Fixed Income ,. Fixed Income ETNs 11> Premiums and Discounts

Ill> Alternatives .,. Alternative ETNs .,. Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

iPath USA Retail Investor English BARCLAYS Products Product suites About ipath ETNs About us

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iPath

BARCLAYS

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Product Listing › iPath® US Treasury Flattener ETN

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Product Summary

iPath® US Treasury Flattener ETN

The iPath® US Treasury Flattener ETN is designed to provide investors with inverse exposure to the Barclays US Treasury 2Y/10Y Yield Curve Index™. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays US Treasury 2Y/10Y Yield Curve Index™(the "Index") employs a strategy that seeks to capture returns that are potentially available from a "steepening" or "flattening", as applicable, of the U.S. Treasury yield curve through a notional rolling investment in U.S. Treasury note futures contracts. The level of the Index is designed to increase in response to a "steepening" of the yield curve and to decrease in response to a "flattening" of the yield curve. To accomplish this objective, the performance of the Index tracks the returns of a notional investment in a weighted "long" position in relation to 2-year Treasury futures contracts and a weighted "short" position in relation to 10-year Treasury futures contracts, as traded on the Chicago Board of Trade. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Summary	
Primary Exchange	NYSE Arca
ETN Ticker	FLAT
Intraday Indicative Value Ticker	FLAT.IV[1]
Bloomberg ETN Keystroke	FLAT<EQUITY><GO>
Bloomberg Index Ticker	BXIIUSTP
Investor Fee Rate	0.75% per annum[2]
Index Multipler	-$0.10[4]
Index Rolling Cost	$0.12 per annum[5]
CUSIP	06740L485
ISIN	US06740L4858
Inception Date	09 August 2010
Maturity	13 August 2020

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value	ETNs outstanding
$60.03	70,112

Market Capitalization[3]

$4,208,823

Documentation

Prospectus

Factsheet

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. *For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.*
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.75% per year and is used in determining the investor fee which is calculated on a daily basis in the following manner. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day *times* (2) 0.75% *divided by* (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
4. **Index Multiplier.** The effect of the Index Multiplier is to adjust the rate at which the value of the ETNs changes in response to changes in the underlying Index level. As a result of the index multiplier, the ETNs will record a $0.10 gain or loss for every 1.00 point increase or decrease, respectively, in the Index.
5. **Index Rolling Cost.** On any roll day, the index rolling cost for each ETN will equal $0.01. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.12 per year, or 0.24% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Slope of the U.S. Treasury Yield Curve May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury yield curve. Changes in the underlying U.S. Treasury yield curve are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury yield curve to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Yield Curve: Reasons why this might occur include: market prices for underlying U.S. Treasury bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury yield curve; the index calculation methodology uses approximation; and the underlying U.S. Treasury bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays US Treasury 2Y/10Y Yield Curve Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing > iPath® US Treasury Flattener ETN

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Product Summary

iPath® US Treasury Flattener ETN

The iPath® US Treasury Flattener ETN is designed to provide investors with inverse exposure to the Barclays US Treasury 2Y/10Y Yield Curve Index™. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays US Treasury 2Y/10Y Yield Curve Index™(the "Index") employs a strategy that seeks to capture returns that are potentially available from a "steepening" or "flattening", as applicable, of the U.S. Treasury yield curve through a notional rolling investment in U.S. Treasury note futures contracts. The level of the Index is designed to increase in response to a "steepening" of the yield curve and to decrease in response to a "flattening" of the yield curve. To accomplish this objective, the performance of the Index tracks the returns of a notional investment in a weighted "long" position in relation to 2-year Treasury futures contracts and a weighted "short" position in relation to 10-year Treasury futures contracts, as traded on the Chicago Board of Trade. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

ETN and Index Historical Performance


50
25
0
-25
-50
-75
-100
Performance (%)
Aug-10
Apr-11
Dec-11
Aug-12
Apr-13
Dec-13
Dec-14
iPath® US Treasury Flattener ETN
Barclays US Treasury 2Y/10Y Yield Curve Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was August 9, 2010 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Slope of the U.S. Treasury Yield Curve May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury yield curve. Changes in the underlying U.S. Treasury yield curve are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury yield curve to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Yield Curve: Reasons why this might occur include: market prices for underlying U.S. Treasury bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury yield curve; the index calculation methodology uses approximation; and the underlying U.S. Treasury bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays US Treasury 2Y/10Y Yield Curve Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Summary

“;Path® US Treasury Flattener ETN

The iPathl!l US Treasury Flattener ETN is designed to provide investors with inverse exposure to the Barclays US Treasury 2Y /lOY Yield Curve Index . The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays US Treasury 2Y/10Y Yield Curve Index . (the “Index”) employs a strategy that seeks to capture returns that are potentially available from a “steepening” or “flattening”, as applicable, of the U.S. Treasury yield curve through a notional rolling investment in U.S. Treasury note futures contracts. The level of the Index is designed to increase in response to a “steepening” of the yield curve and to decrease in response to a “flattening” of the yield curve. To accomplish this objective, the performance of the Index tracks the returns of a notional investment in a weighted “long” position in relation to 2-year Treasury futures contracts and a weighted “short” position in relation to 10-year Treasury futures contracts, as traded on the Chicago Board of Trade. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Details Chart Index Composition

Index and ETN Returns (as of 10/ 31/ 2014)

11mo 13mo 16mo IYTD 11yr 13yrs ISmce ETN Inception

Barclays US Treasury 2YI10Y Yield Curve lndexm -3.86% -7.99% -17.56% -31.57% -13.87% -13.78% -16.35%

ETN Closing Indicative Note Value Return 0.64% 1.30% 3.36% 7.88% 1.94% 2.48% 4.22%

ETN Market Price Returns (as of 10/31/ 2014)

11mo 13mo 16mo IYTD 11yr 13yrs ISmce ETN Inception

iPathm US Treasury Flattener ETN 0.58% 1.34% 3.64% 8.26% 2.13% 2.26% 4.21%

iPath USA Retail Investor English BARCLAYS Products Product suites About ipath ETNs About us

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Index Returns

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations1 market liquidity1 bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated1 please see the section “Specific Terms of the ETNs” in the prospectus relating to the ETNs.

ETN Market Price Returns

ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A ~~Jill be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but \’le urge you to read the more detailed explanation of risks described under “Risk Factors” in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer1 Barclays Bank PLC, and are not1 either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs1 including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any1 of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Slope of the U.S. Treasury Yield Curve May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury yield curve. Changes in the underlying U.S. Treasury yield curve are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury yield curve to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index level Will Decrease or Increase by 1.00 Point For Every 0.01 ~’0 Change in the level of the Underlying U.S. Treasury Yield Curve: Reasons why this might occur include: market prices for underlying U.S. Treasury bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury yield curve; the index calculation methodology uses approximation; and the underlying U.S. Treasury bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets1 the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays US Treasury 2Y/10Y Yield Curve Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

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Product Listing > iPath® US Treasury Flattener ETN

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Product Summary

iPath® US Treasury Flattener ETN

The iPath® US Treasury Flattener ETN is designed to provide investors with inverse exposure to the Barclays US Treasury 2Y/10Y Yield Curve Index™. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays US Treasury 2Y/10Y Yield Curve Index™(the "Index") employs a strategy that seeks to capture returns that are potentially available from a "steepening" or "flattening", as applicable, of the U.S. Treasury yield curve through a notional rolling investment in U.S. Treasury note futures contracts. The level of the Index is designed to increase in response to a "steepening" of the yield curve and to decrease in response to a "flattening" of the yield curve. To accomplish this objective, the performance of the Index tracks the returns of a notional investment in a weighted "long" position in relation to 2-year Treasury futures contracts and a weighted "short" position in relation to 10-year Treasury futures contracts, as traded on the Chicago Board of Trade. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index Composition (as of 12/03/2014)

Index Components	Weightings %
CBOT 2YR UST March 2015	77.01%
CBOT 10YR March 2015	22.99%

Source: Barclays, subject to change.

Weights of the underlying futures contracts in the Index expressed as a percentage of the total absolute dollar exposure of the portfolio.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Slope of the U.S. Treasury Yield Curve May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury yield curve. Changes in the underlying U.S. Treasury yield curve are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury yield curve to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Yield Curve: Reasons why this might occur include: market prices for underlying U.S. Treasury bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury yield curve; the index calculation methodology uses approximation; and the underlying U.S. Treasury bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays US Treasury 2Y/10Y Yield Curve Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Listing > iPath® US Treasury Steepener ETN

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Product Summary

iPath® US Treasury Steepener ETN

The iPath® US Treasury Steepener ETN is designed to provide investors with exposure to the Barclays US Treasury 2Y/10Y Yield Curve Index℠. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays US Treasury 2Y/10Y Yield Curve Index℠ (the "Index") employs a strategy that seeks to capture returns that are potentially available from a "steepening" or "flattening", as applicable, of the U.S. Treasury yield curve through a notional rolling investment in U.S. Treasury note futures contracts. The level of the Index is designed to increase in response to a "steepening" of the yield curve and to decrease in response to a "flattening" of the yield curve. To accomplish this objective, the performance of the Index tracks the returns of a notional investment in a weighted "long" position in relation to 2-year Treasury futures contracts and a weighted "short" position in relation to 10-year Treasury futures contracts, as traded on the Chicago Board of Trade. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Summary	
Primary Exchange	NYSE Arca
ETN Ticker	STPP
Intraday Indicative Value Ticker	STPP.IV[1]
Bloomberg ETN Keystroke	STPP<EQUITY><GO>
Bloomberg Index Ticker	BXIIUSTP
Investor Fee Rate	0.75% per annum [2]
Index Multipler	$0.10[4]
Index Rolling Cost	$0.12 per annum[5]
CUSIP	06740L477
ISIN	US06740L4775
Inception Date	09 August 2010
Maturity	13 August 2020

Market Indicators (as of 12/04/2014)

Closing Indicative Note Value
$35.84

ETNs outstanding
288,675

Market Capitalization[3]
$10,346,112

Documentation

Prospectus

Factsheet

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.75% per year and is used in determining the investor fee which is calculated on a daily basis in the following manner. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day *times* (2) 0.75% *divided by* (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
4. **Index Multiplier.** The effect of the Index Multiplier is to adjust the rate at which the value of the ETNs changes in response to changes in the underlying Index level. As a result of the index multiplier, the ETNs will record a $0.10 gain or loss for every 1.00 point increase or decrease, respectively, in the Index.
5. **Index Rolling Cost.** On any roll day, the index rolling cost for each ETN will equal $0.01. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.12 per year, or 0.24% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Slope of the U.S. Treasury Yield Curve May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury yield curve. Changes in the underlying U.S. Treasury yield curve are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury yield curve to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Yield Curve: Reasons why this might occur include: market prices for underlying U.S. Treasury bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury yield curve; the index calculation methodology uses approximation; and the underlying U.S. Treasury bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays US Treasury 2Y/10Y Yield Curve Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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© Barclays Bank PLC 2014

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Product Listing > iPath® US Treasury Steepener ETN
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Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® US Treasury Steepener ETN

The iPath® US Treasury Steepener ETN is designed to provide investors with exposure to the Barclays US Treasury 2Y/10Y Yield Curve Index™. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays US Treasury 2Y/10Y Yield Curve Index™ (the "Index") employs a strategy that seeks to capture returns that are potentially available from a "steepening" or "flattening", as applicable, of the U.S. Treasury yield curve through a notional rolling investment in U.S. Treasury note futures contracts. The level of the Index is designed to increase in response to a "steepening" of the yield curve and to decrease in response to a "flattening" of the yield curve. To accomplish this objective, the performance of the Index tracks the returns of a notional investment in a weighted "long" position in relation to 2-year Treasury futures contracts and a weighted "short" position in relation to 10-year Treasury futures contracts, as traded on the Chicago Board of Trade. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

ETN and Index Historical Performance


50
25
0
-25
-50
-75
-100
Performance (%)
Aug-10
Mar-11
Dec-11
Jul-12
Mar-13
Dec-13
Dec-14
iPath® US Treasury Steepener ETN
Barclays US Treasury 2Y/10Y Yield Curve Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was August 9, 2010 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Slope of the U.S. Treasury Yield Curve May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury yield curve. Changes in the underlying U.S. Treasury yield curve are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury yield curve to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Yield Curve: Reasons why this might occur include: market prices for underlying U.S. Treasury bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury yield curve; the index calculation methodology uses approximation; and the underlying U.S. Treasury bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays US Treasury 2Y/10Y Yield Curve Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products	Product Suites	About iPath ETNs	About Us
▸ Equity	▸ Equity ETNs	▸ Understanding ETNs	▸ About Us
▸ Commodities	▸ Commodity ETNs	▸ Investing in iPath ETNs	▸ iPath Announcements
▸ Currencies	▸ Currency ETNs	▸ Trading and Redemption	▸ Contact Us
▸ Fixed Income	▸ Fixed Income ETNs	▸ Premiums and Discounts	
▸ Alternatives	▸ Alternative ETNs	▸ Tax Considerations	

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

© Barclays Bank PLC 2014

iPath USA Retail Investor English BARCLAYS Products Product suites About ipath ETNs About us

Product Summary

iPath® US Treasury Steepener ETN

The iPath ~ US Treasury Steepener ETN is designed to provide investors with exposure to the Barclays US Treasury 2Y/10Y Yield Curve Index’~. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays US Treasury 2Y/10Y Yield Curve Index·~ (the “Index”) employs a strategy that seeks to capture returns that are potentially available from a “steepening” or “flattening”, as applicable, of the U.S. Treasury yield curve through a notional rolling investment in U.S. Treasury note futures contracts. The level of the Index is designed to increase in response to a “steepening” of the yield curve and to decrease in response to a “flattening” of the yield curve. To accomplish this objective, the performance of the Index tracks the returns of a notional investment in a weighted “long” position in relation to 2-year Treasury futures contracts and a weighted “short” position in relation to 10-year Treasury futures contracts, as traded on the Chicago Board of Trade. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Details Chart Index Composition

Index and ETN Returns (as of 10/31/2014)

I1 mo 13mo 16mo IYTD I1 yr 13yrs ISmce ETN Inception

Barclays US Treasury 2YI1OY Yield Curve IndexHI -3.86% -7.99% -17.56% -31.57% -13.87% -13.78% -16.35%

ETN Closing Indicative Note Value Return -1.19% -2.66% -6.18% -12.27% -5.36% -5.65% -7.13%

ETN Market Price Returns (as of 10/31/2014)

I1 mo 13mo 16mo IYTD I1 yr 13yrs IS1nce ETN Inception

iPath111 US Treasury steepener ETN -1.45% -2.80% -6.60% -13.32% -5.79% -5.56% -7.22%

iPath USA Retail Investor English BARCLAYS Products Product suites About ipath ETNs About us

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Index Returns

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section “Specific Terms of the ETNs” in the prospectus relating to the ETNs.

ETN Market Price Returns

ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but l.’le urge you to read the more detailed explanation of risks described under “Risk Factors” in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Slope of the U.S. Treasury Yield Curve May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury yield curve. Changes in the underlying U.S. Treasury yield curve are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury yield curve to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Yield Curve: Reasons why this might occur include: market prices for underlying U.S. Treasury bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury yield curve; the index calculation methodology uses approximation; and the underlying U.S. Treasury bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays US Treasury 2Y/10Y Yield Curve Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

© Barclays Bank PLC 2014

iPath

USA ▾ Retail Investor ▾ English ▾

BARCLAYS

Products Product Suites About iPath ETNs About Us

Product Listing › iPath® US Treasury Steepener ETN

Quick links ▾ Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® US Treasury Steepener ETN

The iPath® US Treasury Steepener ETN is designed to provide investors with exposure to the Barclays US Treasury 2Y/10Y Yield Curve Index℠. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Barclays US Treasury 2Y/10Y Yield Curve Index℠ (the "Index") employs a strategy that seeks to capture returns that are potentially available from a "steepening" or "flattening", as applicable, of the U.S. Treasury yield curve through a notional rolling investment in U.S. Treasury note futures contracts. The level of the Index is designed to increase in response to a "steepening" of the yield curve and to decrease in response to a "flattening" of the yield curve. To accomplish this objective, the performance of the Index tracks the returns of a notional investment in a weighted "long" position in relation to 2-year Treasury futures contracts and a weighted "short" position in relation to 10-year Treasury futures contracts, as traded on the Chicago Board of Trade. Owning the ETNs is not the same as owning interests in the futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Index Composition

Index Composition (as of 12/04/2014)

Index Components	Weightings %
CBOT 2YR UST March 2015	76.99%
CBOT 10YR March 2015	23.01%

Source: Barclays, subject to change.

Weights of the underlying futures contracts in the Index expressed as a percentage of the total absolute dollar exposure of the portfolio.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

The Slope of the U.S. Treasury Yield Curve May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is inversely linked to the performance of the underlying index, which inversely corresponds to changes in the underlying U.S. Treasury yield curve. Changes in the underlying U.S. Treasury yield curve are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury yield curve to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Yield Curve: Reasons why this might occur include: market prices for underlying U.S. Treasury bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury yield curve; the index calculation methodology uses approximation; and the underlying U.S. Treasury bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays US Treasury 2Y/10Y Yield Curve Index™" is a trademark of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

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Product Listing > iPath® Global Carbon ETN

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Product Summary

iPath® Global Carbon ETN

The iPath® Global Carbon ETN is designed to provide investors with exposure to the Barclays Global Carbon Index Total Return™(the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors

The Index is designed to measure the performance of the most liquid carbon-related credit plans. Each carbon-related credit plan included in the Index is represented by the most liquid instrument available in the marketplace. The Index expects to incorporate new carbon-related credit plans as they develop around the world. Owning the ETNs is not the same as owning interests in the contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see"Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | Index Sector Weightings

Summary	
Primary Exchange	NYSE Arca
ETN Ticker	GRN
Intraday Indicative Value Ticker	GRN.IV[1]
Bloomberg ETN Keystroke	GRN<EQUITY><GO>
Bloomberg Index Ticker	BXIIGCUT
Investor Fee Rate	0.75% per annum[2]
CUSIP	06739H164
ISIN	US06739H1648
Inception Date	24 June 2008
Maturity	24 June 2038

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value

$8.66

ETNs outstanding

273,630

Market Capitalization[3]

$2,369,636

Documentation

Prospectus

Factsheet

Index Components

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.75% per year. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to: (1) 0.75% *times* (2) the principal amount of your ETNs *times* (3) the applicable index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) *divided* by (4) 365. The Index Factor on any given day will be equal to the closing value of the Index underlying the ETNs on that day *divided* by the Initial Index Level. The Initial Index Level for this series of iPath ETNs is the closing value of the Index underlying the ETNs on the Inception Date.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Carbon Market Risk: Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. Market prices of the index components may fluctuate rapidly based on numerous factors including but not limited to changes in supply and demand, domestic and foreign political or government actions and technological developments. These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs. Cap & trade mechanisms have arisen primarily due to relative international consensus on the correlation between the rise in greenhouse gas emissions and the onset of global warming. Accordingly, changes in regulation and enforcement of cap & trade mechanisms as a result of changes in international consensus can adversely affect market behavior and the value of the ETNs.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Carbon Index™" and "Barclays Global Carbon Index Total Return™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

USA “ Retail Investor “ English “

._ iPath· “ sARCIAYs

Products Product Suites About iPath ETNs About Us

Product Listing iPathl3 Global Carbon ETN

Quick links “ Search grn

Product Summary

iPath® Global Carbon ETN

The iPathl3 Global Carbon ETN is designed to provide investors with exposure to the Barclays Global Carbon Index Total Return””‘(the “Index”). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors

The Index is designed to measure the performance of the most liquid carbon-related credit plans. Each carbon-related credit plan included in the Index is represented by the most liquid instrument available in the marketplace. The Index expects to incorporate new carbon-related credit plans as they develop around the world. Owning the ETNs is not the same as owning interests in the contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see” Selected Risk Considerations” below.

Details Returns Correlations Index Sector We1ghtings

ETN and Index Historical Performance

25

g

~ -25

“<

.E

‘t -50

-75

-I 00

Jun-08 Jul-09 Jul-1 0 Jul-11 Jul-12 Jul-13 Dec-14

—iPath” Global Carbon ETN—Barclays Global Carbon Index Total ReturnTM

Source: Bucl3ys, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was June 24, 2008 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. [n\lestment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be wor1:h more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information beiOIJI for ho,., return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section . Specific Terms of the ETNs”‘ in the prospectus relating to the ETNs.

Index Returns

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index .

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk Factors” in the applicable product prospectus.

You May lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Carbon Market Risk: Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. Market prices of the index components may fluctuate rapidly based on numerous factors including but not limited to changes in supply and demand, domestic and foreign political or government actions and technological developments. These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs. Cap & trade mechanisms have arisen primarily due to relative international consensus on the correlation between the rise in greenhouse gas emissions and the onset of global warming. Accordingly, changes in regulation and enforcement of cap & trade mechanisms as a result of changes in international consensus can adversely affect market behavior and the value of the ETNs.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Carbon Index™" and "Barclays Global Carbon Index Total Return™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products
- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites
- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs
- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us
- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

USA “ Retail Investor “ English “

._ iPath· “ sARCIAYs

Products Product Suites About iPath ETNs About Us

Product Listing iPathl3 Global Carbon ETN

Quick links “ Search grn

Product Summary

iPath® Global Carbon ETN

The iPathl3 Global Carbon ETN is designed to provide investors with exposure to the Barclays Global Carbon Index Total Return’””‘(the “Index”), The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors

The Index is designed to measure the performance of the most liquid carbon-related credit plans. Each carbon-related credit plan included in the Index is represented by the most liquid instrument available in the marketplace. The Index expects to incorporate new carbon-related credit plans as they develop around the world. Owning the ETNs is not the same as owning interests in the contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see” Selected Risk Considerations” below.

Details Chart Correlations Index Sector We1ghtings

Index and ETN Returns (as of 10/3 1/201 4)

I1 mo 13mo 16mo IYTD I1 yr 13yrs ISmce ETN InceptiOn

Barclays Global Carbon Index Total Returnm 8.71% 1.75% 16.05% 27.24% 26.31% -21.53% -23.86%

ETN Closing Indicative Note Value Return 9.73% 175% 17.69% 30.27% 29.01% -23.34% -25.16%

ETN Market Price Returns (as of 10/31 / 20 14)

I1 mo 13mo 16mo IYTD I1 yr 13yrs ISmce ETN InceptiOn

iPathiDGlobal Carbon ETN 3.73% -8.98% 13.67% 33.28% 23.29% -19.53% -25.57%

Source: Russell Investments, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Index Returns

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section “Specific Terms of the ETNs” in the prospectus relating to the ETNs.

ETN Market Price Returns

ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ ask value at 4PM on the relevant month end, N/ A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk Factors” in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Carbon Market Risk: Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. Market prices of the index components may fluctuate rapidly based on numerous factors including but not limited to changes in supply and demand, domestic and foreign political or government actions and technological developments. These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs. Cap & trade mechanisms have arisen primarily due to relative international consensus on the correlation between the rise in greenhouse gas emissions and the onset of global warming. Accordingly, changes in regulation and enforcement of cap & trade mechanisms as a result of changes in international consensus can adversely affect market behavior and the value of the ETNs.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) OJiith the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

“Barclays Global Carbon IndexTM” and “Barclays Global Carbon Index Total ReturnTM” are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

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Product Listing iPathl3 Global Carbon ETN

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Product Summary

iPath® Global Carbon ETN

The iPathl3 Global Carbon ETN is designed to provide investors with exposure to the Barclays Global Carbon Index Total Return””‘(the “Index”). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer1 Barclays Bank PLC1 and are not1 either directly or indirectly 1 an obligation of or guaranteed by any third party. Any payment to be made on the ETN:,;J including any payment at maturity or upon redemption! depend:,; on the ability of earclay:,; eank PLC to :,;ati:.;fy it:,; obligation:,; a:,; they come due. An inve:,;tment in the ETN:,; involve:,; significant risks, including possible loss of principal, and may not be suitable for all investors

The Index is designed to measure the performance of the most liquid carbon-related credit plans. Each carbon-related credit plan included in the Index is represented by the most liquid instrument available in the marketplace. The Index expects to incorporate new carbon-related credit plans as they develop around the world. Owning the ETNs is not the same as owning interests in the contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see” Selected Risk Considerations” below.

Details Chart Returns Index Sector We1ghtings

Correlations (as of 10/ 31/2014)

Index ICorrelations’

Barclays Global Carbon Index Total Returnm 1.00

Bloomberg Commod~y Index Total ReturnSI.I 0.15

MSCI Emerging Markets Net Total Return Index 0.08

MSCI EAFE111 Net Total Return Index 0.03

S&P SOOID Total Return Index O.D3

Barclays US Aggregate Bond Index 0.01

Sources: Bloomberg Finance L.P., Barclays, MSCI Inc., S&P Dow Jones Indices LLC. Correlations: are calculated on a monthly basis over a 5-year period from the “as of’ date referenced above.

“ Correlation is a term used to describe the statistical relationship between two or more quantities or variables. Perfectly correlated assets will have a correlation coefficient of one1 while the correlation coefficient will be zero when returns on two assets are completely independent.

Index correlations are for illustrative purposes only and do not represent actual ETN performance. PAST PERFOR/“1ANCE IS NOT INDICATIVE FOR FUTURE RESULTS.

The S&P sooa Index is intended to provide an indication of the pattern of stock price movement in the U.S. equities market. The Bloomberg Commodity Index Total Return5

M reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world1 excluding the US and Canada

5

The MSCI Emerging Markets Index M captures large and mid cap representation across 21 Emerging Markets countries. The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk Factors” in the applicable product prospectus.

You May lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally1 if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs you will lose some or all of your investment at maturity or upon redemption even if the

1	1

value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs1 the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer1 Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affectthe market value if any of the ETNs prior to maturity or redemption. In addition in the event Barclays Bank PLC were to default on its obligations

1	1 1 1

you may not receive any amounts owed to you under the terms of the ETNs.

Carbon Market Risk: Trading in futures contracts on carbon emissions commodities including trading in the index components is speculative and can be extremely volatile. The commodity futures markets

1	1

are subject to temporary distortions or other disruptions due to various factors1 including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. Market prices of the index components may fluctuate rapidly based on numerous factors including but not limited to changes in supply and demand1 domestic and foreign political or government actions and technological developments. These factors could adversely affect the value of the underlying index and therefore the value of your ETNs. Cap & trade mechanisms have arisen primarily due to relative

1	1

international consensus on the correlation between the rise in greenhouse gas emissions and the onset of global warming. Accordingly, changes in regulation and enforcement of cap & trade mechanisms as a result of changes in international consensus can adversely affect market behavior and the value of the ETNs.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs1 including economic, financial, politica1 regulatory geographical or judicial events that affect the level of such index or other financial instruments related to such index.

1	1

A Trading Narket for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange1 a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs,

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 501000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Bardays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to v1hich this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting VIVIW.iPathETN.com or EDGAR on the SEC website at VIVIw.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments1 LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale1 redemption or maturity of ETNs.

“Barclays Global Carbon Index”” and “Barclays Global Carbon Index Total Return”” are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

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Product Listing iPath® Global Carbon ETN

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Product Summary

iPath® Global Carbon ETN

The iPath® Global Carbon ETN is designed to provide investors with exposure to the Barclays Global Carbon Index Total Return™(the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors

The Index is designed to measure the performance of the most liquid carbon-related credit plans. Each carbon-related credit plan included in the Index is represented by the most liquid instrument available in the marketplace. The Index expects to incorporate new carbon-related credit plans as they develop around the world. Owning the ETNs is not the same as owning interests in the contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see"Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | Index Sector Weightings

iPath® Global Carbon ETN Index Sector Weightings (as of 06/16/2014)

Index Component Weightings	Weightings %
ICE ECX EUA FUTURES	99.53%
ICE ECX CER FUTURES	.47%

Source: Barclays, subject to change.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Carbon Market Risk: Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. Market prices of the index components may fluctuate rapidly based on numerous factors including but not limited to changes in supply and demand, domestic and foreign political or government actions and technological developments. These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs. Cap & trade mechanisms have arisen primarily due to relative international consensus on the correlation between the rise in greenhouse gas emissions and the onset of global warming. Accordingly, changes in regulation and enforcement of cap & trade mechanisms as a result of changes in international consensus can adversely affect market behavior and the value of the ETNs.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Global Carbon Index™" and "Barclays Global Carbon Index Total Return™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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.,. Commodities .,. Commodity ETNs 11> Investing in iPath ETNs 11> iPath Announcements

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“ Fixed Income “ Fixed Income ETNs .,. Premiums and Discounts

“ Alternatives “ Alternative ETNs Tax Considerations

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Product Listing > iPath® S&P MLP ETN

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Product Summary

iPath® S&P MLP ETN

The iPath® S&P MLP ETN (the "ETNs") is designed to provide exposure to the Volume-Weighting Average Price ("VWAP") level of the S&P MLP Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to leading partnerships that trade on major U.S. exchanges and are classified in the GICS® Energy Sector and GICS® Gas Utilities Industry according to the Global Industry Classification Standard® ("GICS"). It includes both master limited partnerships ("MLPs") and publicly traded limited liability companies which have a similar legal structure to MLPs (collectively, the "Index Constituents"). Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | Index Components | Index Sector Weightings | ETN Coupon

Summary

Primary Exchange	NYSE Arca
ETN Ticker	IMLP
Intraday Indicative Value Ticker	IMLP.IV [1]
Bloomberg ETN Keystroke	IMLP<EQUITY><GO>
Bloomberg Index Ticker	SPMLP
Investor Fee Rate	0.80% per annum[2]
Index VWAP Level Ticker	SPMLPVW<Index>[4]
CUSIP	06742A750
ISIN	US06742A7506
Inception Date	03 January 2013
Maturity	15 December 2042

Market Indicators (as of 12/03/2014)

Closing Indicative Note Value

$31.61

ETNs outstanding

26,413,887

Market Capitalization[3]

$834,942,968

Documentation

Prospectus

Factsheet

Index Components

IV/Index History

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETN" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is 0.80% per year. The daily fee value (or daily investor fee) on any calendar day is equal to the product of (1) the closing VWAP level on such calendar day *divided by* the VWAP factor and (2) 0.80% *divided by* 365. Because the daily fee value is calculated and subtracted from the closing indicative value on a daily basis, the net effect of the fee accumulates over time and is subtracted at the rate of 0.80% per year. The VWAP factor is 85.7984, which is equal to the initial VWAP level of the Index divided by the principal amount of $25.00 per ETN. The VWAP factor represents the initial exposure of each ETN to the initial VWAP level of the Index. The initial VWAP level was 2,144.96, which was the VWAP level at the closing of trading on the initial valuation date.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
4. **The Volume-Weighted Average Price** (VWAP) with respect to each Index Constituent, on any index business day, is the consolidated volume-weighted average price of one unit of such Index Constituent as determined by the VWAP calculation agent based on all trades in such Index Constituent reported in the consolidated tape system during the regular trading session. The VWAP Level on an index business day, as calculated by the VWAP calculation agent, (1) the sum of the products of (i) the VWAP of each Index Constituent as of such date *plus* (ii) the published unit weighting of that Index Constituent as of such date, *divided by* (2) the index divisor as of such date.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or “call” the ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

The Payment on the ETNs is Linked to the VWAP Level, Not to the Closing Level of the lode>< and Not to the Published lntraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore,_the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

Carbon Market Risk for the iPath Global Carbon ETN: Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention and market prices of the index components may fluctuate rapidly based on numerous factors. These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs.

No Guaranteed Coupon Payments: You are not guaranteed to receive coupon payments on the ETNs. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You m.ay also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

Concentration Risk: The index constituents are coMpani.;s in the Energy Sector or Gas Utilities Sector, as deterMined by the GICS® classification systeM. In addition, Many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decreases in value, as market confidence in, and perceptions regarding the index constituents change. Your investment may therefore carry risks similar to a concentrated securities investment in one industry or sector.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and D.ate Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Taw Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free l-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Barclays Capital Inc. and its affiliates and BlackRock Investments LLC and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that

1	1 1 1 1 1

any discussion of U.S. tax matters contained herein (including any attachments): (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties, and (ii) was written to support the promotion of marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The S&P MLP Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Barclays Bank PLC. The ETNs are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC or any of its affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Prod uct Suites About iPath ETNs

“ Equity “ Equity ETNs “ Understanding ETNs

“ Commodities “ Commodity ETNs “ Investing in iPath ETNs

“ Currencies “ Currency ETNs “ Trading and Redemption

“ Fixed Income “ Fixed Income ETNs “ Premiums and Discounts

“ Alternatives “ Alternative ETNs “ Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

About Us

About Us

iPath Announcements

Contact Us

© Barclays Bank PLC 2014

USA “ Retail Investor “” English “

~ i Path· “BARCLAYs

Products Product Suites About iPath ETNs About Us

Product Listing iPath ‘ S&P MLP ETN

Quick links Search Enter CUSIP/Ticker/Underlyer Q.

Product Summary

iPath® S&P MLP ETN

The iPath” S&P MLP ETN (the “ETNs”) is designed to provide exposure to the Volume-Weighting Average Price (“VWAP”) level of the S&P MLP Index (the “Index”). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to leading partnerships that trade on major U.S. exchanges and are classified in the GICS” Energy Sector and GICS” Gas Utilities Industry according to the Global Industry Classification Standard” (“GICS”). It includes both master limited partnerships (“MLPs”) and publicly traded limited liability companies which have a similar legal structure to MLPs (collectively, the “Index Constituents”). Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Details Returns Correia tions Index Components Index Sector Weightings ETN Coupon

ETN and Index Historical Performance

so

40

g 30

.~ ,

E “ 20

0

‘t:

“ 10

-10

jan-13 Apr-13 jul-13 Oct-13 jan-14 Apr-14 jul-14 Oct-14 Oec-14

[—iPath” S&P MLP ETN—S&P MLP Index ]

Source: B~rclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 3, 2013 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section “‘Specific Terms of the ETNs” in the prospectus relating to the ETNs.

Index Returns

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index .

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risl< Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk factors . in the applicable product prospectus.

You May lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or “call” the ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

The Payment on the ETNs is Linked to the VWAP Level, Not to the Closing Level of the lode>< and Not to the Published lntraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore,_the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

Carbon Market Risk for the iPath Global Carbon ETN: Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention and market prices of the index components may fluctuate rapidly based on numerous factors. These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs.

No Guaranteed Coupon Payments: You are not guaranteed to receive coupon payments on the ETNs. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You m.ay also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

Concentration Risk: The index constituents are companies in the Energy Sector or Gas Utilities Sector, as determined by the GICS® classification system. In addition, many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decreases in value, as market confidence in, and perceptions regarding the index constituents change. Your investment may therefore carry risks similar to a concentrated securities investment in one industry or sector.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and D.ate Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Taw Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free l-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Barclays Capital Inc., and its affiliates, and BlackRock Investments, LLC, and its affiliates, do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments): (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties, and (ii) was written to support the promotion of marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The S&P MLP Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Barclays Bank PLC. The ETNs are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC or any of its affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us

“ Equity “ Equity ETNs “ Understanding ETNs “ About Us

“ Commodities “ Commodity ETNs “ Investing in iPath ETNs “ iPath Announcements

“ Currencies “ Currency ETNs “ Trading and Redemption “ Contact Us

“ Fixed Income “ Fixed Income ETNs “ Premiums and Discounts

“ Alternatives “ Alternative ETNs “ Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA “ Retail Investor “” English “

~ i Path· “BARCLAYs

Products Product Suites About iPath ETNs About Us

Product Listing iPath ‘ S&P MLP ETN

Quick links Search Enter CUSIP/Ticker/Underlyer Q.

Product Summary

iPath® S&P MLP ETN

The iPath” S&P MLP ETN (the “ETNs”) is designed to provide exposure to the Volume-Weighting Average Price (“VWAP”) level of the S&P MLP Index (the “Index”). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to leading partnerships that trade on major U.S. exchanges and are classified in the GICS” Energy Sector and GICS” Gas Utilities Industry according to the Global Industry Classification Standard” (“GICS”). It includes both master limited partnerships (“MLPs”) and publicly traded limited liability companies which have a similar legal structure to MLPs (collectively, the “Index Constituents”). Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Details Returns Correia tions Index Components Index Sector Weightings ETN Coupon

ETN and Index Historical Performance

so

40

g 30

.~ ,

E “ 20

0

‘t:

“ 10

-10

jan-13 Apr-13 jul-13 Oct-13 jan-14 Apr-14 jul-14 Oct-14 Oec-14

[—iPath” S&P MLP ETN—S&P MLP Index ]

Source: B~rclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 3, 2013 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section “‘Specific Terms of the ETNs” in the prospectus relating to the ETNs.

Index Returns

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risl< Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk factors .. in the applicable product prospectus.

You May lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or “call” the ETNs (in whole but root in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

The Payment on the ETNs is Linked to the VWAP Level, Not to the Closing Level of the lnde>< and Not to the Published lntraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore,_the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

Carbon Market Risk for the iPath Global Carbon ETN: Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention and market prices of the index components may fluctuate rapidly based on numerous factors. These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs.

No Guaranteed Coupon Payments: You are not guaranteed to receive coupon payments on the ETNs. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You m.ay also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

Concentration Risk: The index constituents are companies in the Energy Sector or Gas Utilities Sector, as determined by the GICS® classification system. In addition, many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decreases in value, as market confidence in, and perceptions regarding the index constituents change. Your investment may therefore carry risks similar to a concentrated securities investment in one industry or sector.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and D.ate Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Taw Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free l-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Barclays Capital Inc., and its affiliates, and BlackRock Investments, LLC, and its affiliates, do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments): (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties, and (ii) was written to support the promotion of marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The S&P MLP Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Barclays Bank PLC. The ETNs are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC or any of its affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Prod uct Suites About iPath ETNs

“ Equity “ Equity ETNs “ Understanding ETNs

“ Commodities “ Commodity ETNs “ Investing in iPath ETNs

“ Currencies “ Currency ETNs “ Trading and Redemption

“ Fixed Income “ Fixed Income ETNs “ Premiums and Discounts

“ Alternatives “ Alternative ETNs “ Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

About Us

About Us

iPath Announcements

Contact Us

© Barclays Bank PLC 2014

USA “ Retail Investor “” English “

~ i Path· “BARCLAYs

Products Product Suites About iPath ETNs About Us

Product Listing iPath ‘ S&P MLP ETN

Quick links Search Enter CUSIP/Ticker/Underlyer Q.

Product Summary

iPath® S&P MLP ETN

The iPath” S&P MLP ETN (the “ETNs”) is designed to provide exposure to the Volume-Weighting Average Price (“VWAP”) level of the S&P MLP Index (the “Index”). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to leading partnerships that trade on major U.S. exchanges and are classified in the GICS” Energy Sector and GICS” Gas Utilities Industry according to the Global Industry Classification Standard” (“GICS”). It includes both master limited partnerships (“MLPs”) and publicly traded limited liability companies which have a similar legal structure to MLPs (collectively, the “Index Constituents”). Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see “Selected Risk Considerations” below.

Details Chart Returns Index Components Index Sector Weightings ETN Coupon

Correlations (as of 10/ 31/2.014)

Index ICorrelations”

S&P MLP Index 1.00

S&P SOOCD Total Return Index 0.66

MSCI EAFECD Net Total Return Index 0.66

MSCI Emerging Markets Net Total Return Index 0.39

Bloomberg Commodity Index Total ReturnSU 0.09

Barclays US Aggregate Bond Index -0.35

Sources: Bloomberg Finance L.P., Barclays, MSCI Inc., S&P Dow Jones Indices LLC. Correlations are calculated on a weekly basis over a l·yur period from the “as of’’ date referenced above .

. Correlation is a term used to describe the statistical relationship between two or more quantities or variables. Perfectly correlated assets will have a correlation coefficient of one, while the correlation coefficient will be zero when returns on two assets are completely independent.

Correlation is shown for the S&P MLP Index (the “Index”). While the ETN is linked to the performance of the Index, the payment on the ETN is linked to the VWAP level not to the closing level of the Index. Payment upon maturity or redemption is linked to the performance of the VWAP level as compared to the Initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the closing level of the Index. The VWAP level of the Index is reported on Bloomberg page “SPMLPVW “.

lnde>< correlations are for illustrative purposes only and do not represent actual ETN performance. PAST PERFORMANCE IS NOT INDICATIVE FOR FUTURE RESULTS.

The S&P 500 “ Index is intended to provide an indication of the pattern of stock price movement in the U.S. equities market.

The Bloomberg Commodity Index Total Return5“1 reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.

The MSC I EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada

The MSCI Emerging Markets Index5“1 captures large and mid cap representation across 21 Emerging Markets countries.

The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market.

Selected Risk Considerations v

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risl< Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk factors .. in the applicable product prospectus.

You May lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PlC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or “call” the ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

The Payment on the ETNs is linked to the VWAP level, Not to the Closing level of the Index and Not to the Published lntraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore,_the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

Carbon Market Risk for the iPath Global Carbon ETN: Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention and market prices of the index components may fluctuate rapidly based on numerous factors. These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs.

No Guaranteed Coupon Payments: You are not guaranteed to receive coupon payments on the ETNs. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You m.ay also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

Concentration Risk: The index constituents are companies in the Energy Sector or Gas Utilities Sector, as determined by the GICS® classification system. In addition, many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decreases in value, as market confidence in, and perceptions regarding the index constituents change. Your investment may therefore carry risks similar to a concentrated securities investment in one industry or sector.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and D.ate Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Taw Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free l-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Barclays Capital Inc., and its affiliates, and BlackRock Investments, LLC, and its affiliates, do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments): (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties, and (ii) was written to support the promotion of marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The S&P MLP Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Barclays Bank PLC. The ETNs are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC or any of its affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Prod uct Suites About iPath ETNs

“ Equity “ Equity ETNs “ Understanding ETNs

“ Commodities “ Commodity ETNs “ Investing in iPath ETNs

“ Currencies “ Currency ETNs “ Trading and Redemption

“ Fixed Income “ Fixed Income ETNs “ Premiums and Discounts

“ Alternatives “ Alternative ETNs “ Tax Considerations

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About Us

iPath Announcements

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© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

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Product Listing > iPath® S&P MLP ETN

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Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® S&P MLP ETN

The iPath® S&P MLP ETN (the "ETNs") is designed to provide exposure to the Volume-Weighting Average Price ("VWAP") level of the S&P MLP Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to leading partnerships that trade on major U.S. exchanges and are classified in the GICS® Energy Sector and GICS® Gas Utilities Industry according to the Global Industry Classification Standard® ("GICS"). It includes both master limited partnerships ("MLPs") and publicly traded limited liability companies which have a similar legal structure to MLPs (collectively, the "Index Constituents"). Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | Index Components | Index Sector Weightings | ETN Coupon

Index Components (as of 10/31/2014)

Index Components	Ticker	Weightings %	Trading Facility	Sector
Enterprise Product Partners LP	EPD	12.60%	NYSE	Energy
Kinder Morgan Energy Part LP	KMP	7.55%	NYSE	Energy
Energy Transfer Equity LP	ETE	7.27%	NYSE	Energy
Plains All American Pipeline LP	PAA	5.70%	NYSE	Energy
Magellan Midstream Partners	MMP	5.10%	NYSE	Energy
Energy Transfer Partners LP	ETP	4.89%	NYSE	Energy
Markwest Energy Partners LP	MWE	3.19%	NYSE	Energy
Kinder Morgan Management LLC	KMR	3.02%	NYSE	Energy
Buckeye Partners LP	BPL	2.62%	NYSE	Energy
Regency Energy Partners LP	RGP	2.49%	NYSE	Energy

Source: S&P Dow Jones LLC, subject to change.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or "call" the ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

The Payment on the ETNs is Linked to the VWAP Level, Not to the Closing Level of the Index and Not to the Published Intraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore, the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

Carbon Market Risk for the iPath Global Carbon ETN: Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention and market prices of the index components may fluctuate rapidly based on numerous factors. These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs.

No Guaranteed Coupon Payments: You are not guaranteed to receive coupon payments on the ETNs. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

Concentration Risk: The index constituents are companies in the Energy Sector or Gas Utilities Sector, as determined by the GICS® classification system. In addition, many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decreases in value, as market confidence in, and perceptions regarding the index constituents change. Your investment may therefore carry risks similar to a concentrated securities investment in one industry or sector.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and D.ate Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Taw Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free l-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Barclays Capital Inc., and its affiliates, and BlackRock Investments, LLC, and its affiliates, do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments): (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties, and (ii) was written to support the promotion of marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The S&P MLP Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Barclays Bank PLC. The ETNs are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC or any of its affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Prod uct Suites About iPath ETNs

“ Equity “ Equity ETNs “ Understanding ETNs

“ Commodities “ Commodity ETNs “ Investing in iPath ETNs

“ Currencies “ Currency ETNs “ Trading and Redemption

“ Fixed Income “ Fixed Income ETNs “ Premiums and Discounts

“ Alternatives “ Alternative ETNs “ Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

About Us

About Us

iPath Announcements

Contact Us

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

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Product Listing › iPath® S&P MLP ETN

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Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® S&P MLP ETN

The iPath® S&P MLP ETN (the "ETNs") is designed to provide exposure to the Volume-Weighting Average Price ("VWAP") level of the S&P MLP Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to leading partnerships that trade on major U.S. exchanges and are classified in the GICS® Energy Sector and GICS® Gas Utilities Industry according to the Global Industry Classification Standard® ("GICS"). It includes both master limited partnerships ("MLPs") and publicly traded limited liability companies which have a similar legal structure to MLPs (collectively, the "Index Constituents"). Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | Index Components | Index Sector Weightings | ETN Coupon

iPath® S&P MLP ETN Index Sector Weightings (as of 10/31/2014)

Index Component Weightings	Weightings %
Energy	98.21%
Utilities	1.79%

Source: S&P Dow Jones LLC, subject to change.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or "call" the ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

The Payment on the ETNs is Linked to the VWAP Level, Not to the Closing Level of the Index and Not to the Published Intraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore, the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

Carbon Market Risk for the iPath Global Carbon ETN: Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention and market prices of the index components may fluctuate rapidly based on numerous factors. These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs.

No Guaranteed Coupon Payments: You are not guaranteed to receive coupon payments on the ETNs. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

Concentration Risk: The index constituents are companies in the Energy Sector or Gas Utilities Sector, as determined by the GICS® classification system. In addition, many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decreases in value, as market confidence in, and perceptions regarding the index constituents change. Your investment may therefore carry risks similar to a concentrated securities investment in one industry or sector.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Barclays Capital Inc., and its affiliates, and BlackRock Investments, LLC, and its affiliates, do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments): (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties, and (ii) was written to support the promotion of marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The S&P MLP Index (the "Index") is a product of S&P Dow Jones Indices LLC and has been licensed for use by Barclays Bank PLC. The ETNs are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC or any of its affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

Products Product Suites About iPath ETNs About Us

Product Listing › iPath® S&P MLP ETN

Quick links ▾

Search Enter CUSIP/Ticker/Underlyer

Product Summary

iPath® S&P MLP ETN

The iPath® S&P MLP ETN (the "ETNs") is designed to provide exposure to the Volume-Weighting Average Price ("VWAP") level of the S&P MLP Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to leading partnerships that trade on major U.S. exchanges and are classified in the GICS® Energy Sector and GICS® Gas Utilities Industry according to the Global Industry Classification Standard® ("GICS"). It includes both master limited partnerships ("MLPs") and publicly traded limited liability companies which have a similar legal structure to MLPs (collectively, the "Index Constituents"). Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Details | Chart | Returns | Correlations | Index Components | Index Sector Weightings | ETN Coupon

ETN Coupon

The ETNs are designed to pay a quarterly coupon if the distributions accrued over the relevant quarter that would be received by a hypothetical holder of the MLPs in the Index exceed the accrued investor fees over the quarter. Accordingly, on the applicable coupon valuation date, the coupon amount would be equal to the greater of (i) zero and (ii) (1) the accrued dividend on such coupon valuation date minus (2) the accrued investor fee on such coupon valuation date. There is no guarantee that the ETNs will pay coupon. If on any coupon valuation date the accrued fees are greater than the accrued dividend, you will not receive a coupon payment on the applicable coupon payment date. The value of any distributions in respect of any Index Constituents occurring after a coupon valuation date but before the immediately following coupon ex-date will not be reflected in the accrued dividend on such coupon valuation date and, therefore, will not be reflected in the coupon amount payable on the corresponding coupon payment date.

The accrued dividend on the initial valuation date was zero. The accrued dividend on any subsequent calendar day will equal (1) the accrued dividend as of the immediately preceding calendar day plus (2) the dollar dividend value on such calendar day minus (3) the coupon adjustment dividend amount on such calendar day. If the ETNs undergo a split or reverse split, the accrued dividend will be adjusted accordingly.

- The dollar dividend value on an calendar day will equal (1) the index dividend on such calendar day divided by (2) the VWAP factor.
- The coupon adjustment dividend amount will equal zero on any calendar day that is not a coupon ex-date. On any calendar day that is a coupon ex-date, the coupon adjustment dividend amount will equal the accrued dividend on the coupon valuation date immediately preceding such coupon ex-date.

The accrued investor fee on the initial valuation date was zero. The accrued investor fee on any subsequent calendar day will equal (1) the accrued investor fee as of the immediately preceding calendar day plus (2) the daily fee value on such calendar day minus (3) the coupon adjustment fee amount on such calendar day. If the ETNs undergo a split or reverse split, the accrued investor fee will be adjusted accordingly.

- On any calendar day that is not a coupon ex-date, the coupon adjustment fee amount will equal zero. On any calendar day that is a coupon ex-date, the coupon adjustment fee amount will equal (i) the coupon adjustment dividend amount on such coupon ex-date, if the coupon amount in respect of such coupon-ex date is zero or (ii) the accrued investor fee on the coupon valuation date immediately preceding such coupon ex-date, if the coupon amount in respect of such coupon-ex date is greater than zero.

Index Roll Date	Coupon Ex-Date	Coupon Payment Date	Coupon Amount
15 Feb 2013	27 Feb 2013	11 Mar 2013	0.3405
15 May 2013	24 May 2013	06 Jun 2013	0.3341
15 Aug 2013	26 Aug 2013	06 Sep 2013	0.3341
15 Nov 2013	26 Nov 2013	09 Dec 2013	0.3341
18 Feb 2014	27 Feb 2014	11 Mar 2014	0.3332
15 May 2014	24 May 2014	06 Jun 2014	0.3341

Source: Barclays, subject to change.

[1] "Current Yield" equals the current coupon amount annualized and divided by the relevant closing indicative value of the ETNs, rounded for ease of analysis. The relevant closing indicative value is the closing indicative value of the ETNs referenced in the coupon declaration press release issued for that coupon payment.

Coupon payments are calculated and paid in accordance with the terms described in the relevant product prospectus. Past performance is not indicative of future results.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or “call” the ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

The Payment on the ETNs is linked to the VWAP level, Not to the Closing level of the Index and Not to the Published lntraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore,_the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

Carbon Market Risk for the iPath Global Carbon ETN: Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention and market prices of the index components may fluctuate rapidly based on numerous factors. These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs.

No Guaranteed Coupon Payments: You are not guaranteed to receive coupon payments on the ETNs. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You m.ay also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

Concentration Risk: The index constituents are companies in the Energy Sector or Gas Utilities Sector, as determined by the GICS® classification system. In addition, many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decreases in value, as market confidence in, and perceptions regarding the index constituents change. Your investment may therefore carry risks similar to a concentrated securities investment in one industry or sector.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and D.ate Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Taw Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PlC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PlC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PlC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free l-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Barclays Capital Inc., and its affiliates, and BlackRock Investments, LLC, and its affiliates, do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments): (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties, and (ii) was written to support the promotion of marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The S&P MLP Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Barclays Bank PLC. The ETNs are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC or any of its affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED “ NO BANK GUARANTEE “ MAY LOSE VALUE

Products Prod uct Suites About iPath ETNs

“ Equity “ Equity ETNs “ Understanding ETNs

“ Commodities “ Commodity ETNs “ Investing in iPath ETNs

“ Currencies “ Currency ETNs “ Trading and Redemption

“ Fixed Income “ Fixed Income ETNs “ Premiums and Discounts

“ Alternatives “ Alternative ETNs “ Tax Considerations

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